                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                  KOLL REAL ESTATE GROUP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                    GREGORY W. PRESTON-BROBECK, PHLEGER & HARRISON
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          KOLL REAL ESTATE GROUP, INC.
                             4343 VON KARMAN AVENUE
                        NEWPORT BEACH, CALIFORNIA 92660

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1994
                            ------------------------

    The annual meeting of stockholders (the "Annual Meeting") of Koll Real Estate Group, Inc. a Delaware corporation (formerly known as The Bolsa Chica Company) (the "Company"), will be held at the Mellon Bank Building, 8 Loockerman Street, Dover, Delaware, on May 20, 1994, commencing at 9:00 a.m. local time, to consider and act upon the following:

        (1) To elect two directors of the Company, each for a term of three years.

        (2) To consider and vote upon the approval of the Company's 1993 Stock Option/Stock Issuance Plan.

        (3) To consider and vote upon the ratification of the appointment of Deloitte & Touche as independent auditors of the Company.

        (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    Holders of record of the Company's Class A Common Stock at the close of business on April 11, 1994 will be entitled to receive notice of, and to vote at the Annual Meeting, or any adjournment or postponement thereof.

                                          By Order of the Board of Directors,

                                          [SIG]

                                          RAYMOND J. PACINI
                                          EXECUTIVE VICE PRESIDENT, CHIEF
                                          FINANCIAL OFFICER AND SECRETARY

Newport Beach, California
April   , 1994

    THE BOARD OF DIRECTORS OF KOLL REAL ESTATE GROUP, INC. RECOMMENDS THAT YOU VOTE FOR THE FOREGOING PROPOSALS.

    YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

                          KOLL REAL ESTATE GROUP, INC.
                             4343 VON KARMAN AVENUE
                        NEWPORT BEACH, CALIFORNIA 92660

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                                                  April   , 1994

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Koll Real Estate Group, Inc., a Delaware corporation formerly known as The Bolsa Chica Company (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Mellon Bank Building, 8 Loockerman Street, Dover, Delaware on [May 20], 1994, at 9:00 a.m., local time, and at any adjournment thereof. This Proxy Statement and the related proxy card are first being sent to the Company's stockholders on or about April 11, 1994.

                       ACTION TO BE TAKEN UNDER THE PROXY

    At the Annual Meeting, the holders of shares of the Company's Class A Common Stock, par value $.05 per share (the "Class A Common Stock") will be asked to consider and vote upon (i) the election of Messrs. Wirta and Ellis to the Board,
(ii) the approval of  the Company's 1993 Stock  Option/Stock Issuance Plan,  and
(iii) the ratification of the appointment of Deloitte & Touche as independent auditors for the Company for the fiscal year ending December 31, 1994.

    All proxies in the enclosed form that are properly executed and returned to the Company will be voted at the Annual Meeting or any adjournments thereof in accordance with any specifications thereon, or, if no specifications are made, will be voted FOR approval of the proposals set forth in the Notice of Annual Meeting of Stockholders. Any proxy may be revoked by any stockholder who attends the meeting and gives oral notice of his or her intention to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

    Management does not know of any matters other than those set forth herein which may come before the Annual Meeting. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matters.

                               PROXY SOLICITATION

    The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will provide reimbursement for the cost of forwarding the material in accordance with customary charges. The Company has retained Reinhard Associates to aid in the solicitation of proxies, including soliciting proxies from brokerage firms, banks, nominees, custodians and fiduciaries. The fees of such firm will aggregate approximately $5,000 plus out-of-pocket costs and expenses.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    Holders of record of the Company's Class A Common Stock at the close of business on April 11, 1994 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting with respect to all matters properly presented at the Annual Meeting. Holders of the Class A Common Stock are entitled to one vote for each share held on each such matter at the Annual Meeting. A stockholders' list will be available for examination by stockholders at the Annual Meeting.

    At the Record Date, there were 43,319,703 shares of Class A Common Stock issued and outstanding. No shares of Class B Common Stock were issued and outstanding as of the Record Date and the outstanding shares of the Company's Series A Preferred Stock do not have voting rights with respect to the matters being considered at the Annual Meeting. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A plurality of the votes cast is required to elect the directors and the affirmative vote of a majority of the shares of the Class A Common Stock, present in person or by proxy and entitled to vote at the Annual Meeting, is necessary to approve the 1993 Stock Option/ Stock Issuance Plan and to ratify the appointment of Deloitte & Touche as independent auditors for the Company for its fiscal year ending December 31, 1994.

    A proxy submitted by a stockholder may indicate that all or a portion of the shares of Class A Common Stock represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such non-voted shares will count for purposes of determining the presence of a quorum.

    The following table sets forth, as of [April 1], 1994, the name and address of each person believed to be a beneficial owner of more than 5% of the Class A Common Stock, the number of shares beneficially owned and the percentage so owned. Except as set forth below, management knows of no person who, as of [April 1], 1994, owned beneficially more than 5% of the Company's outstanding Class A Common Stock.

                                                                                               PERCENT
                                                                      AMOUNT AND NATURE OF       OF
      TITLE OF CLASS         NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP      CLASS
- ---------------------------  -------------------------------------  ------------------------  ---------
Class A Common Stock         Libra Invest & Trade Ltd.                  3,968,060 shares (1)    9.2%(1)
                              Road Town, Pasea Estate
                              P.O. Box 3149
                              Tortola, British Virgin Islands

- ------------------------
(1) According to corrected Amendment No. 5 to Schedule 13D dated January 28, 1994 filed jointly with the Securities and Exchange Commission (the "SEC") by Mr. Toufic Aboukhater and Libra Invest & Trade Ltd. ("Libra"), a corporation wholly owned by Mr. Aboukhater, Mr. Aboukhater disclosed that through Libra, as of that date, he was the beneficial owner of 3,968,060 shares of the Company's Class A Common Stock, as to which he had sole voting and dispositive power. This number does not include 3,395,482 shares issued to Libra in December 1993, which shares have been deposited in a custodial account for periodic sale in accordance with instructions from the Company. The proceeds from such sales are to be remitted to the Company and until sold these shares, together with the 3,968,060 shares listed above, are subject to a voting agreement with the Company. See "Certain Transactions -- Transactions with Libra".

    For information with respect to security ownership of management, see "Nomination and Election of Directors."

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company consists of Donald M. Koll (Chairman), Ray Wirta, Harold A. Ellis, Jr., Paul C. Hegness, J. Thomas Talbot and Marco F. Vitulli. Under the Restated Certificate of Incorporation and the Amended Bylaws of the Company, the six members of the Board of Directors are divided into three classes with each class having a term of three years. The class of two directors to be elected at the 1994 Annual Meeting will be elected for a three-year term expiring in 1997.

    Upon recommendation of the Nominating Committee, the Board of Directors has nominated Messrs. Wirta and Ellis, whose current terms expire at the 1994 Annual Meeting, for election as directors. If any nominee should be unavailable for election at the Annual Meeting, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

    Information about the nominees for election as directors and the incumbent directors, including biographical and employment information, is set forth below:

NOMINEES FOR ELECTION AS DIRECTORS

    Ray Wirta, 50, for a term expiring in 1997; Mr. Wirta has been a Director and Chief Executive Officer of the Company since March 1993. Mr. Wirta has also been President and Chief Operating Officer of The Koll Company, a general contracting and international real estate development company ("Koll Company") and Vice Chairman of the Board and Chief Executive Officer of Koll Management Services, Inc., a real estate management company ("Koll Management Services") since prior to 1989.

    Harold A. Ellis, Jr., 62, for a term expiring in 1997; Mr. Ellis has been a director of the Company since August 1993. Mr. Ellis has been the Managing Partner of Ellis Partners, Inc., a real estate asset management and consulting company since 1992. Until 1992, Mr. Ellis was the Chairman and Chief Executive Officer of Grubb & Ellis Company, one of the nation's largest diversified real estate service organizations.

INCUMBENT DIRECTORS

    Donald M. Koll, 61, term expires in 1996; Mr. Koll has been Chairman of the Board of the Company since March 1993 and was Managing Director-President and a director of the Company from 1990 to 1992. Mr. Koll has also been Chairman of the Board and Chief Executive Officer of Koll Company and Chairman of the Board of Koll Management Services since prior to 1989.

    Paul C. Hegness, 47, term expires in 1996; Mr. Hegness has been a partner in the law firm of Good, Wildman, Hegness & Walley since 1979 and has been a director of the Company since March 1993. He was previously employed by the Construction Division of Del Webb Corporation, the Home Building Division of Broadmoor Homes, and Union Bank. Mr. Hegness is also a director of Walter Foster Publishing, a publisher and marketer of art instructional materials.

    J. Thomas Talbot, 58, term expires in 1995; Mr. Talbot has been a director of the Company since August 1993. Mr. Talbot has been the owner of The Talbot Company, an investment and asset management company since July 1991. From August 1989 until July 1991, Mr. Talbot was Chief Executive Officer of HAL, Inc., the parent company of Hawaiian Airlines. Mr. Talbot is also a director of the following companies: The Baldwin Company, a developer of residential real estate; The Hallwood Group, Inc., a corporate rescue firm; Showbiz Pizza Time, Inc., a restaurant chain; and Hemmeter Enterprises, Inc., a gaming company.

    Marco F. Vitulli, 59, term expires in 1995; Mr. Vitulli has been a director of the Company since March 1993. Mr. Vitulli has been the President of Vitulli Ventures, Ltd., a real estate development, investment management and consulting services company since 1981. Mr. Vitulli is also the Chairman of Elk River Enterprises, a lumber company, and he is a director of Pope Resources, a land, timber, mineral and recreational properties company.

    Information about the beneficial ownership of the Class A Common Stock as of April 1, 1994 by each nominee, director, executive officer named in the Summary Compensation Table below, and all directors and executive officers of the Company as a group is set forth below:

                                                                                 SHARES OF
                                                                                  CLASS A         PERCENT OF
NAME OF BENEFICIAL OWNER                                                      COMMON STOCK(1)      CLASS (2)
- ---------------------------------------------------------------------------   ----------------    -----------
Donald M. Koll.............................................................           276,701          *
Ray Wirta..................................................................           240,000         *
Harold A. Ellis, Jr. (3)...................................................            43,263         *
Paul C. Hegness (3)........................................................           110,571         *
J. Thomas Talbot (3).......................................................             2,000         *
Marco F. Vitulli (3).......................................................           121,000         *
Raymond J. Pacini..........................................................           223,434         *
Michael D. Dingman (4).....................................................           180,954         *
Directors and Executive Officers as a group (9 persons including the above
 named)....................................................................         1,445,263           3.3%

- ------------------------
(1) Except as otherwise indicated in the notes below, the persons indicated have sole voting and investment power with respect to shares listed. In addition to the specific shares indicated in the following footnotes, this column includes shares held directly and shares subject to stock options which are currently exercisable or become exercisable within sixty days after April 1, 1994.
(2)  Asterisks indicate beneficial ownership of 1% or less of the class.
(3) Includes 2,000 shares of Class A Common stock granted pursuant to the Company's Restricted Stock Plan for Non-Employee Directors, which shares are subject to certain restrictions on vesting and disposition.
(4) On March 16, 1993, Mr. Dingman resigned as a director and as an executive officer of the Company.

BOARD AND COMMITTEE MEETINGS

    The Company's Board of Directors met 11 times during 1993. All of the then incumbent directors attended at least 75% of the meetings of the Board and committees of the Board during the periods that they served. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. During 1993, the Audit Committee met three times, the Compensation Committee met four times and the Nominating Committee met once.

    The Audit Committee consists of Messrs. Ellis, Hegness, Talbot and Vitulli, with Mr. Ellis serving as Chairman. It is responsible for recommending the firm to be appointed as independent accountants to audit the Company's financial statements and to perform services related to the audit; reviewing the scope and results of the audit with the independent accountants; reviewing with management and the independent accountants the Company's year-end operating results; considering the adequacy of the internal accounting control procedures of the Company; reviewing the non-audit services to be performed by the independent accountants and considering the effect of such performance on the accountants' independence.

    The Compensation Committee consists of Messrs. Ellis, Hegness, Talbot and Vitulli, with Mr. Talbot serving as Chairman. It is responsible for the review, recommendation and approval of compensation arrangements for directors and executive officers, for the approval of such arrangements for other senior level employees, and for the administration of certain benefit and compensation plans and arrangements of the Company and its subsidiaries.

    The Nominating Committee consists of all members of the Board, with Mr. Hegness serving as Chairman. It is responsible for the nomination of persons for election to the Board of Directors. The

Nominating Committee will consider nominees recommended by stockholders. Stockholder recommendations may be sent to the Nominating Committee, Attention:
Secretary, Koll Real Estate Group, Inc., 4343 Von Karman Avenue, Newport Beach, California 92660.

                                   PROPOSAL 2
               APPROVAL OF 1993 STOCK OPTION/STOCK ISSUANCE PLAN

    The stockholders of the Company are being asked to approve the Koll Real Estate Group, Inc. 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), pursuant to which 7,500,000 shares of the Company's Series A Convertible Redeemable Preferred Stock ("Series A Preferred Stock") and 7,500,000 shares of the Company's Class A Common Stock will initially be reserved for future issuance. The Board of Directors of the Company (the "Board") authorized the implementation of the 1993 Plan as an equity incentive program to become effective on November 29, 1993 (the "Effective Date"), subject to stockholder approval at the Annual Meeting. The 1993 Plan is intended to serve as the successor to the 1988 Stock Plan (the "Predecessor Plan"), under which 3,000,000 shares of Class A Common Stock and 3,000,000 shares of Series A Preferred Stock are currently reserved for issuance, and all outstanding stock options under the Predecessor Plan will be incorporated into the 1993 Plan upon its approval. No further option grants will be made under the Predecessor Plan. The 1993 Plan provides for an additional reserve of 4,500,000 shares of Class A Common Stock and 4,500,000 shares of Series A Preferred Stock, and contains the three separate equity incentive programs described below. If approved, the 15,000,000 aggregate number of shares of Class A Common Stock and Series A Preferred Stock reserved for issuance under the 1993 Plan would represent 14.9% of the Company's fully diluted equity (including the 42,505,504 shares of outstanding Series A Preferred Stock which will become convertible into shares of Class A Common Stock on July 16, 1994).

    The affirmative vote of a majority of the shares of the Company's Class A Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval of the 1993 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 1993 PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO IMPLEMENT A COMPREHENSIVE EQUITY INCENTIVE PROGRAM WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR EXECUTIVE OFFICERS, KEY EMPLOYEES AND NON-EMPLOYEE BOARD MEMBERS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE COMPANY AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS OF THE COMPANY.

    The following is a summary of the principal features of the 1993 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so by written request submitted to the Company's principal executive offices, 4343 Von Karman Avenue, Newport Beach, CA 92660, Attention: Secretary.

EQUITY INCENTIVE PROGRAMS

    The 1993 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, under which officers, key employees, eligible non-employee members of the Board and consultants may be granted options to purchase shares of the Company's Series A Preferred Stock and Class A Common Stock, (ii) a Director Fee Program, under which each non-employee member of the Board may elect to apply all or any portion of his or her annual retainer fee (currently $30,000) to the acquisition of unvested shares of the Company's Series A Preferred Stock or Class A Common Stock, and (iii) an Automatic Option Grant Program, under which option grants will be made to non-employee members of the Board.

    Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory options not intended to satisfy such requirements. All grants under the Automatic Option Grant Program will be non-statutory options.

SHARE RESERVE

    7,500,000 shares of the Company's Series A Preferred Stock and 7,500,000 shares of the Company's Class A Common Stock have been reserved for issuance over the ten-year term of the 1993 Plan. Such authorized share reserve is comprised of the number of shares of Series A Preferred Stock and Class A Common Stock which remained available for issuance, as of the Effective Date, under the Predecessor Plan, including the shares subject to the outstanding options incorporated into the 1993 Plan and any other shares which remained available for future option grants under the Predecessor Plan (3,000,000 shares of Series A Preferred Stock and 3,000,000 shares of Class A Common Stock), plus an additional increase of 4,500,000 shares of Series A Preferred Stock and 4,500,000 shares of Class A Common Stock. As of April 1, 1994, 6,350,000 shares of Series A Preferred Stock and 6,476,856 shares of Class A Common Stock were subject to outstanding options granted or shares purchased under the 1993 Plan, leaving 1,150,000 shares of Series A Preferred Stock and 1,023,144 shares of Class A Common Stock remaining available for future option grants or share purchases.

    The shares of Series A Preferred Stock and Class A Common Stock available for issuance under the 1993 Plan will be drawn from either the Company's authorized but unissued shares of Series A Preferred Stock and Class A Common Stock or from reacquired shares of Series A Preferred Stock and Class A Common Stock, including shares repurchased by the Company on the open market. Should an option (including outstanding options incorporated into the 1993 Plan from the Predecessor Plan) expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions of the 1993 Plan), the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1993 Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1993 Plan and all share issuances under the 1993 Plan, whether or not the shares are subsequently reacquired by the Company pursuant to its repurchase rights under the 1993 Plan, will reduce on a share-for-share basis the number of shares of the Company's Series A Preferred Stock and Class A Common Stock available for subsequent issuance.

    Adjustments will be made under the 1993 Plan to reflect changes in the Company's capital structure as shares of Series A Preferred Stock are redeemed or converted into shares of Class A Common Stock. Upon each redemption or conversion of the outstanding shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock at the time available for issuance under the 1993 Plan and the number of shares of Series A Preferred Stock subject to stock options at the time outstanding under the 1993 Plan will be decreased by the same percentage by which the number of outstanding shares of Series A Preferred Stock is decreased by reason of such redemption or conversion. In addition, at the time of any redemption or conversion the number of shares of Class A Common Stock available for issuance under the 1993 Plan and the number of shares of Class A Common Stock subject to stock options outstanding under the 1993 Plan which would otherwise be exercisable for Series A Preferred Stock will be correspondingly increased by the number of shares obtained by multiplying (i) the number of shares of Series A Preferred Stock no longer issuable under the 1993 Plan or no longer subject to each such outstanding stock option by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock is at the time convertible on a per-share basis. In addition, the option exercise price per share of Series A
Preferred Stock in effect under each outstanding option will, upon each redemption or conversion of the outstanding shares of Series A Preferred Stock, be adjusted by dividing (i) such exercise price per share (as such price relates to the shares of Class A Common Stock issuable under the option in place of the Series A Preferred Stock) by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock is at the time convertible on a per-share basis. In no event, however, will there be issued over the term of the 1993 Plan more than 15,000,000 shares in the aggregate of Series A Preferred Stock and Class A Common Stock, subject to anti-dilution adjustment.

    No individual participating in the 1993 Plan may be granted stock options or separately exercisable stock appreciation rights for more than 5,000,000 shares of Class A Common Stock and Series A Preferred Stock in the aggregate over the term of the 1993 Plan.

PLAN ADMINISTRATION

    The Discretionary Option Grant Program will be administered by the Compensation Committee of the Board, which will be comprised of two or more non-employee Board members appointed by the Board. The Compensation Committee, as "Plan Administrator," will have complete discretion (subject to the express provisions of the 1993 Plan) to authorize stock option grants. All grants under the Automatic Option Grant and Director Fee Programs will be made in strict compliance with the express provisions of those programs, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants or stock issuances made under those programs.

ELIGIBILITY

    Executive officers and other key employees, non-employee members of the Board and independent consultants and advisors to the Company (or any now existing or subsequently established parent or subsidiary corporation) will be eligible to participate in the Discretionary Option Grant Program. Non-employee members of the Board who serve as Plan Administrator will only be eligible to participate in the Automatic Option Grant and Director Fee Programs.

    As of April 1, 1994, it was estimated that all four executive officers and 30 other key employees were eligible to participate in the 1993 Plan and all four non-employee Board members were eligible to participate in the Automatic Option Grant and Director Fee Programs.

VALUATION

    The fair market value per share of the Company's Series A Preferred Stock or Class A Common Stock on any relevant date under the 1993 Plan will be the closing selling price per share on that date on the Nasdaq National Market, which serves as the primary market for the Company's Series A Preferred Stock and Class A Common Stock. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of fair market value. The fair market value of the Company's Series A Preferred Stock and Class A Common Stock on April , 1994, as reported on the Nasdaq National Market, was $ per share
and $    per share, respectively.

DISCRETIONARY OPTION GRANT PROGRAM

    The principal features of the Discretionary Option Grant Program may be summarized as follows:

    The exercise price per share of the Series A Preferred Stock or Class A Common Stock subject to a stock option will not be less than 100% of the fair market value per share of that security on the grant date. No option will have a maximum term in excess of ten years measured from the grant date. The Plan Administrator will have complete discretion to grant options (i) which are immediately exercisable for vested shares, (ii) which are immediately exercisable for unvested shares subject to the Company's repurchase rights or
(iii) which become exercisable in installments for vested shares over the optionee's period of service.

    The exercise price may be paid in cash or in shares of the Company's Series A Preferred Stock or Class A Common Stock valued at fair market value on the exercise date. The option may also be exercised for vested shares through a same-day sale program pursuant to which the purchased shares are to be sold immediately and a portion of the sale proceeds applied to the payment of the exercise price for those shares on the settlement date.

    Any option held by the optionee at the time of cessation of service will normally not remain exercisable beyond the limited period designated by the Plan Administrator (not to exceed 36 months) at the time of the option grant. During that period, the option will generally be exercisable only for the number of shares in which the optionee is vested at the time of cessation of service. For purposes of the 1993 Plan, an individual will be deemed to continue in service for so long as that person performs services on a periodic basis for the Company or any parent or subsidiary corporations, whether as an employee, a non-employee member of the Board or an independent consultant or advisor.

    The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    Any unvested shares of the Company's Series A Preferred Stock and Class A Common Stock will be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel the Company's outstanding repurchase rights with respect to those shares in whole or in part at any time.

    The optionee is not to have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

    The Plan Administrator may grant options with stock appreciation rights. Stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of the Company's Series A Preferred Stock or Class A Common Stock subject to the surrendered option over
(ii) the aggregate exercise price payable for such vested shares. Such appreciation distribution may, in the discretion of the Plan Administrator, be made in cash or in shares of the Company's Series A Preferred Stock or Class A Common Stock. Officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may also be granted limited stock appreciation rights in connection with their option grants. Any option with such a limited stock appreciation right in effect for at least six months may be surrendered to the Company upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per vested share of Series A Preferred Stock or Class A Common Stock subject to the surrendered option equal to the excess of (i) the highest reported price per share of the Company's Series A Preferred Stock or Class A Common Stock paid in such hostile tender offer over (ii) the option exercise price.

DIRECTOR FEE PROGRAM

    Under the Director Fee Program, each individual serving as a non-employee Board member will be eligible to elect to apply all or any portion of the annual retainer fee otherwise payable in cash to such individual (currently $30,000) to the acquisition of unvested shares of Series A Preferred Stock and/or Class A Common Stock. The non-employee Board member must make the stock election prior to the start of the calendar year for which the election is to be in effect. On the first trading day in January of the calendar year for which the election is in effect, the portion of the retainer fee subject to such election will be applied to the acquisition of the selected shares of Series A Preferred Stock and/or Class A Common Stock by dividing the elected dollar amount by the closing selling price per share of Series A Preferred Stock or Class A Common Stock (as the case may be) on that trading day. The issued shares will be held in escrow by the Company until the individual vests in those shares. The non-employee Board member will have full stockholder rights, including voting and dividend rights, with respect to all issued shares held in escrow on his or her behalf.

    Upon completion of each calendar quarter of Board service during the year for which the election is in effect, the non-employee Board member will vest in one-fourth of the issued shares, and the stock certificate for those shares will be released from escrow. Immediate vesting in all the issued shares will occur in the event the individual dies or becomes disabled during his or her period of Board service or certain changes in control or ownership of the Company are effected during such period. Should the Board member cease service prior to vesting in one or more quarterly installments of the issued shares, then those installments will be forfeited, and the individual will not be entitled to any cash payment from the Company with respect to the forfeited shares.

    For the 1994 calendar year, the following non-employee Board members received unvested shares of Class A Common Stock under the Director Fee Program, at a purchase price of $.4375 per share, in lieu of a portion of their cash retainer fee for such year: Mr. Ellis: 34,285 shares; Mr. Hegness: 68,571 shares; and Mr. Vitulli: 24,000 shares. None of these shares will vest or otherwise be released from escrow unless the stockholders approve the 1993 Plan at the Annual Meeting.

AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on the Effective Date was automatically granted a non-statutory option to purchase 125,000 shares of Series A Preferred Stock and a non-statutory option to purchase 125,000 shares of Class A Common Stock, subject to stockholder approval of the 1993 Plan. In addition, each individual who first becomes a non-employee Board member on or after the Effective Date, whether through election by the Company's stockholders or appointment by the Board, will be automatically granted at the time of such election or appointment a non-statutory option to purchase 125,000 shares of Series A Preferred Stock and a non-statutory option to purchase 125,000 shares of Class A Common Stock. However, no non-employee Board member who has previously been in the employ of the Company or any parent or subsidiary corporation will be eligible to receive these automatic stock option grants.

    Each option granted under the Automatic Option Grant Program will be subject to the following terms and conditions:

        -- The exercise price per share of the Series A Preferred Stock or Class A Common Stock subject to an automatic option grant will be equal to 100% of the fair market value per share of that security on the automatic option grant date.

        --   Each option will have a maximum term of ten years measured from the grant date.

        --   Each option  will be  immediately exercisable  for all  the  option shares, but any purchased shares will be subject to repurchase by the Company at the exercise price paid per share. Each option will vest, and the Company's repurchase right will lapse as to (i) 40% of the option shares upon the optionee's completion of one year of Board service measured from the automatic grant date, and (ii) the remaining option shares in two equal and successive annual installments over the optionee's period of continued Board service, with the first such installment to vest two years after the automatic option grant date.

        -- The option will remain exercisable for a six-month period following the optionee's cessation of Board service for any reason other than death or permanent disability. Should the optionee die while holding an automatic option grant, then such option will remain exercisable for a twelve-month period following the optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) in which the optionee is vested at the time of cessation of Board service.

        -- Should the optionee die or become permanently disabled while serving as a Board member, then the shares of the Company's Series A Preferred Stock and Class A Common Stock subject to any automatic option grant held by that optionee will immediately vest in full, and those vested shares may be purchased at any time within the twelve-month period following the date of the optionee's cessation of Board service.

        -- The shares subject to each automatic option grant will vest in full upon the occurrence of certain changes in control or ownership of the Company, as explained in more detail below in the subsection entitled Option/Vesting Acceleration.

        -- Upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the highest price per share of the Company's Series A Preferred Stock or Class A Common Stock paid in such tender offer over (ii) the exercise price payable for such share.

        -- The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic option grant.

    Adjustments will be made under the Automatic Option Grant Program to reflect changes in the Company's capital structure as shares of Series A Preferred Stock are redeemed or converted into shares of Class A Common Stock. Upon each redemption or conversion of the outstanding shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock at the time subject to the outstanding stock options under the Automatic Option Grant Program and the number of shares of Series A Preferred Stock for which automatic option grants will subsequently be made to each newly-elected non-employee Board member will be decreased by the same percentage by which the number of outstanding shares of Series A Preferred Stock is decreased by reason of such redemption or conversion. In addition, at the time of any redemption or conversion the number of shares of Class A Common Stock subject to outstanding stock options under the Automatic Option Grant Program which would otherwise be exercisable for Series A Preferred Stock and the number of shares of Class A Common Stock for which automatic option grants will subsequently be made to each newly-elected non-employee Board member will be correspondingly increased by the number of shares obtained by multiplying (i) the number of shares of Series A Preferred Stock no longer subject to each such outstanding stock option or no longer issuable in the future per newly-elected non-employee Board member by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock is at the time convertible on a per-share basis. In addition, the option exercise price per share of Series A Preferred Stock in effect under each outstanding automatic option grant will, upon each redemption or conversion of the outstanding shares of Series A Preferred Stock, be adjusted by dividing (i) such exercise price per share (as such price relates to the shares of Class A Common Stock issuable under the option in place of the Series A Preferred Stock) by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock is at the time convertible on a per-share basis.

OPTION/VESTING ACCELERATION.

    Outstanding options under the 1993 Plan will become immediately exercisable, and unvested shares issued under the 1993 Plan will be subject to accelerated vesting, in the event of certain changes in the ownership or control of the Company.

    In the event of an acquisition of the Company by merger or asset sale, each option at the time outstanding under the Discretionary Option Grant Program will automatically become exercisable for all of the shares of the Company's Series A Preferred Stock or Class A Common Stock at the time subject to that option and may be exercised for any or all of such shares as fully-vested shares, except to the extent: (i) such option is either to be assumed by the successor corporation (or parent thereof) or is otherwise to be replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant. The Plan Administrator will have the discretion to provide for the subsequent acceleration of any option under the Discretionary Option Grant Program which does not accelerate at the time of the acquisition, in the event the optionee's service terminates within a designated period following such acquisition.

    Any outstanding repurchase rights of the Company under the Discretionary Option Grant Program will also terminate, and the shares subject to those terminated rights will become fully vested, upon any acquisition of the Company, except to the extent (i) one or more of such repurchase rights are expressly assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the unvested shares are issued. The Plan Administrator will have the discretion to provide for the subsequent termination of any repurchase rights which remain in existence after the acquisition, in the event the individual's service terminates within a designated period following such acquisition.

    The Plan Administrator has full power and authority to provide for the acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a hostile takeover of the Company (whether by tender offer for more than 50% of the outstanding shares or by a change in the majority of the Board), so that each such option will, immediately prior to such hostile takeover, become exercisable for the total number of shares of Series A Preferred Stock and Class A Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. The Plan Administrator may also provide for the automatic termination of any outstanding repurchase rights held by the Company under the Discretionary Option Grant Program (with the concurrent vesting of the shares subject to those terminated rights) in the event of such hostile takeover. Alternatively, the Plan Administrator may condition such accelerated option vesting and termination of the repurchase rights upon the individual's cessation of service under certain prescribed circumstances following the hostile takeover.

    Upon the occurrence of any acquisition of the Company or hostile takeover, all repurchase rights outstanding under the Automatic Option Grant Program will immediately terminate (with the concurrent vesting of the shares subject to those terminated rights) and all shares outstanding under the Director Fee Program will immediately vest in full.

    Immediately following the consummation of any acquisition of the Company, all outstanding options under the 1993 Plan will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable. Any options under the 1993 Plan which are accelerated in connection with a hostile takeover will remain so exercisable until the expiration or sooner termination of the option term.

    Outstanding stock options under the Predecessor Plan which are to be incorporated into the 1993 Plan do not contain any automatic acceleration provisions which would allow the option to become immediately exercisable upon an acquisition or hostile change in control of the Company. However, options under the Predecessor Plan which are not to be assumed by the acquiring entity may, solely in the Plan Administrator's discretion, be accelerated in whole or in part upon an acquisition of the Company by merger or asset sale or upon certain other changes in control of the Company. The Plan Administrator will also have the discretionary authority to extend the automatic acceleration provisions of the 1993 Plan to any or all stock options incorporated from the Predecessor Plan.

    The acceleration of options or vesting of shares in the event of any acquisition of the Company or hostile takeover may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

CHANGES IN CAPITALIZATION

    In the event any change is made to the outstanding shares of the Company's Series A Preferred Stock or Class A Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1993 Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights in the aggregate over the term of the 1993 Plan, (iii) the number and/or class of securities and price per share in effect under each outstanding option, (iv) the number and/or class of securities for which automatic option grants will subsequently be made under the Automatic Option Grant Program per each newly-elected non-employee Board member and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into the 1993 Plan from the Predecessor Plan.

FINANCIAL ASSISTANCE

    The Plan Administrator may institute a loan program in order to assist one or more optionees in financing their exercise of outstanding options under the Discretionary Option Grant Program. The form in which such assistance is to be made available (including loans or installment payments) and the terms upon which such assistance is to be provided will be determined by the Plan Administrator. However, the maximum amount of financing provided any individual may not exceed the amount of cash consideration payable for the issued shares plus all applicable Federal, state and local income and employment taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the individual's period of service.

SPECIAL TAX ELECTION

    The Plan Administrator may provide one or more holders of non-statutory options under the Discretionary Option Grant with the right to have the Company withhold a portion of the shares of Series A Preferred Stock or Class A Common Stock otherwise issuable to such individuals in satisfaction of the Federal, state and local income and employment tax liability incurred by such individuals in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of the Company's Series A Preferred Stock or Class A Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

    The Board may amend or modify the 1993 Plan in any or all respects whatsoever. However, no such amendment may adversely affect the rights of existing optionees or holders of unvested shares without their consent, and amendments to the Automatic Option Grant and Director Fee Programs may not be made more frequently than once every six months unless otherwise necessary to comply with applicable tax and securities laws and regulations. In addition, the Board may not, without the approval of the Company's stockholders, (i) materially increase the maximum number of shares issuable under the 1993 Plan, the number of shares for which automatic option grants will be made to newly-elected non-employee Board members or the maximum number of shares for which any one individual may be granted stock options and separately exercisable stock appreciation rights, except to reflect certain changes in the Company's capital structure, (ii) materially modify the eligibility requirements for option grants or (iii) otherwise materially increase the benefits accruing to participants under the 1993 Plan.

    The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in all events terminate on November 28, 2003. Each stock option or unvested share issuance outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant or issuance.

NEW PLAN BENEFITS

    On the Effective Date, option grants were made under the Discretionary Option Grant Program to certain executive officers and other key employees. These grants are subject to stockholder approval of the 1993 Plan at the Annual Meeting. The table below shows, as to the Company's Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table below, the non-employee members of the Board and the various indicated groups, the number of shares of Series A Preferred Stock and Class A Common Stock subject to the initial stock options granted under the 1993 Plan. Each of the granted options, whether for Series A Preferred Stock or Class A Common Stock, has an exercise price of $0.40625 per share, which was the fair market value per share of both the Series A Preferred Stock and Class A Common Stock on the grant date.

                                                                                      NUMBER OF OPTION SHARES
                                                                                   ------------------------------
                                                                                      SERIES A
                                                                                     PREFERRED        CLASS A
                                NAME AND POSITION                                      STOCK        COMMON STOCK
- ---------------------------------------------------------------------------------  --------------  --------------
Donald M. Koll,                                                                          600,000         600,000
 Chairman of the Board
Ray Wirta,                                                                               500,000         500,000
 Vice Chairman of the Board and Chief Executive Officer
Richard Ortwein,                                                                         600,000         600,000
 President
Raymond J. Pacini,                                                                       600,000         600,000
 Executive Vice President, Chief Financial Officer and Secretary
Harold A. Ellis, Jr.                                                                     125,000         125,000
 Director
Paul C. Hegness                                                                          125,000         125,000
 Director
J. Thomas Talbot                                                                         125,000         125,000
 Director
Marco F. Vitulli                                                                         125,000         125,000
 Director
Executive Officer Group (4 persons)                                                    2,300,000       2,300,000
Non-Employee Director Group (4 persons)                                                  500,000         500,000
Non-Executive Officer, Key Employee Group (9 persons)                                    720,000         720,000

PREDECESSOR PLAN

    Each stock option issued and outstanding under the Predecessor Plan immediately prior to the Effective Date will be incorporated into the 1993 Plan, upon its approval, and treated as an outstanding stock option under the 1993 Plan, but each such option continues to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in the 1993 Plan will be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares thereunder. However, the Plan Administrator has complete discretion to extend one or more features of the 1993 Plan, including the various acceleration provisions, to any or all of the options incorporated from the Predecessor Plan.

PREDECESSOR PLAN STOCK AWARDS

    The tables below show, as to each of the Company's executive officers named in the Summary Compensation Table below, and the various other indicated individuals and groups, the following information with respect to stock option transactions effected during the period from July 1, 1992 to April 1, 1994 under the Predecessor Plan: the number of shares of the Company's Series A Preferred Stock or Class A Common Stock subject to options granted during that period and the weighted average exercise price payable per share. No stock options were exercised and no direct stock issuances were made under the Predecessor Plan during that period.

                OPTION TRANSACTIONS -- SERIES A PREFERRED STOCK

                                                                                                 WEIGHTED AVERAGE
                                                                             OPTIONS GRANTED      EXERCISE PRICE
                                   NAME                                     (NUMBER OF SHARES)  OF OPTIONS GRANTED
- --------------------------------------------------------------------------  ------------------  -------------------
Donald M. Koll,                                                                     600,000          $    0.28
 Chairman of the Board
Ray Wirta,                                                                          500,000          $    0.28
 Vice Chairman of the Board and Chief Executive Officer
Richard M. Ortwein,                                                                 600,000          $    0.28
 President
Raymond J. Pacini,                                                                  200,000          $    0.14
 Executive Vice President, Chief Financial Officer and Secretary                    300,000          $    0.28
All current executive officers as a group (4 persons)                             2,200,000          $    0.27
All non-employee directors as a group (4 persons)                                   --                  --
All employees, including current officers or key employees who are not              630,000          $    0.28
 executive officers as a group (4 persons)

                  OPTION TRANSACTIONS -- CLASS A COMMON STOCK

                                                                                                 WEIGHTED AVERAGE
                                                                             OPTIONS GRANTED      EXERCISE PRICE
                                   NAME                                     (NUMBER OF SHARES)  OF OPTIONS GRANTED
- --------------------------------------------------------------------------  ------------------  -------------------
Donald M. Koll,                                                                     600,000          $    0.25
 Chairman of the Board
Ray Wirta,                                                                          500,000          $    0.25
 Vice Chairman of the Board and Chief Executive Officer
Richard M. Ortwein,                                                                 600,000          $    0.25
 President
Raymond J. Pacini,                                                                  200,000          $    0.23
 Executive Vice President, Chief Financial Officer and Secretary                    300,000          $    0.25
All current executive officers as a group (4 persons)                             2,200,000          $    0.25
All non-employee directors as a group (4 persons)                                   --                  --
All employees, including current officers or key employees who are not              630,000          $    0.25
 executive officers as a group (4 persons)

FEDERAL INCOME TAX CONSEQUENCES

    Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the option exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of those shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares under the 1993 Plan will be deductible by the Company and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of the Company's Series A Preferred Stock and Class A Common Stock under a non-statutory option. These special provisions may be summarized as follows:

        -- If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses with respect to those shares over (ii) the exercise price paid for the shares.

        -- The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options under the 1993 Plan will be deductible by the Company and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

STOCK APPRECIATION RIGHTS.

    An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE.

    The tax principles applicable to direct stock issuances under the Director Fee Program will be substantially the same as those summarized above for the exercise of non-statutory option grants.

ACCOUNTING TREATMENT

    Under accounting rules currently in effect but expected to change substantially in the future, option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares on the grant or issue date will not result in any compensation expense to the Company for financial reporting purposes. However, outstanding options will be taken into account in the calculation of earnings per share on a fully-diluted basis.

    Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to be charged against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of the Company's Series A Preferred Stock and Class A Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1994 Annual Meeting is required for approval of the 1993 Plan. If such approval is obtained, the 1993 Plan will be effective as of November 29, 1993. Should such stockholder approval not be obtained, then the 1993 Plan will not become effective, and all outstanding options granted under the 1993 Plan will terminate without ever becoming exercisable for any of the option shares, and all direct stock issuances under the Director Fee Program will be cancelled. The Predecessor Plan would, however, continue to remain in effect and all outstanding options incorporated into the 1993 Plan would be transferred back to the Predecessor Plan.

                                   PROPOSAL 3
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Upon recommendation of the Audit Committee of the Board of Directors, the Board of Directors has appointed Deloitte & Touche as independent auditors for the 1994 fiscal year and hereby requests stockholders to ratify such appointment.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS.

    On October 13, 1992, based upon the recommendation of its Audit Committee, the Board of Directors of the Company appointed the accounting firm of Deloitte & Touche to replace Kenneth Leventhal & Company as the Company's independent auditors. On that same day, Deloitte & Touche was engaged as the Company's auditors for the fiscal year ended December 31, 1992 and Kenneth Leventhal & Company was dismissed.

    Kenneth Leventhal & Company's report dated February 3, 1992, on the balance sheets of the Company as of December 31, 1991 and 1990 and the related statements of operations, changes in group and stockholders' equity and cash flows for each of the three years in the period ended December 31, 1991, included an emphasis paragraph related to matters of uncertainty associated with the Company's ability to continue as a going concern and an emphasis paragraph related to the inherent uncertainties associated with estimated real estate values.

    There have been no disagreements between the Company and Kenneth Leventhal & Company as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Kenneth Leventhal & Company's satisfaction, would have caused Kenneth Leventhal & Company to make reference to the subject matter of the disagreement in its reports.

    Representatives of Deloitte & Touche will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

    The non-employee directors of the Company are entitled to receive cash compensation and compensation pursuant to the plans described below.

    CASH COMPENSATION. Non-employee directors of the Company receive compensation of $30,000 per year, with no additional fees for attendance at Board or committee meetings. Employee directors are not paid any fees or additional compensation for service as members of the Board or any of its committees. All directors are reimbursed for expenses incurred in attending Board and committee meetings. Pursuant to the Deferred Compensation Plan for Non-Employee Directors, a non-employee director may elect, generally prior to the commencement of any calendar year, to have all or any portion of the director's compensation for such calendar year credited to a deferred compensation account. Amounts credited to the director's account will accrue interest based upon the average quoted rate for ten-year U.S. Treasury Notes. Deferred amounts will be paid in a lump sum or in installments commencing on the first business day of the calendar year following the year in which the director ceases to serve on the Board, or of a later calendar year specified by the director.

    1993 PLAN. The 1993 Plan includes an automatic option grant program, pursuant to which each individual serving as a non-employee director on the November 29, 1993 effective date of the 1993 Plan received an option grant for 125,000 shares of Series A Preferred Stock and 125,000 shares of Class A Common Stock each with an exercise price of $0.40625 per share, exercisable over a maximum term of ten years. For further information concerning these grants and the automatic option grant program, please see Proposal 2: "Approval of 1993 Stock Option/Stock Issuance Plan."

    RESTRICTED STOCK PLAN. Under the Restricted Stock Plan, each individual joining the Company as an non-employee Director member received an immediate one-time grant of 2,000 shares of Class A Common Stock, subject to certain restrictions. During 1993, such a 2,000 share grant was made under such Restricted Stock Plan to each of the following non-employee Directors: Messrs. Ellis, Hegness, Talbot and Vitulli. The Restricted Stock Plan was terminated in November 1993 in connection with the implementation of the 1993 Plan, which is subject to stockholder approval at the Annual Meeting.

COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

    The following table summarizes the compensation paid during the previous three fiscal years to the Chief Executive Officer and the Company's other executive officers whose salary and bonus during 1993 exceeded $100,000 (the "Named Executives") for services in all capacities to the Company.

                                                                                                LONG TERM
                            ANNUAL COMPENSATION                                            COMPENSATION AWARDS
- ---------------------------------------------------------------------------  ------------------------------------------------
                                                                 OTHER         RESTRICTED         1988             1993
                                                                ANNUAL            STOCK           PLAN             PLAN
   NAME AND PRINCIPAL                  SALARY      BONUS     COMPENSATION         AWARD          OPTIONS         OPTIONS
         POSITION                      ($)(1)       ($)           ($)              ($)        (# OF SHARES)  (# OF SHARES)(2)
- -------------------------             ---------  ---------  ---------------  ---------------  -------------  ----------------
Donald M. Koll                  1993    162,500     --            --               --            1,200,000        1,200,000
 Chairman of the Board          1992     --         --            --               --              --               --
                                1991     --         --            --               --              --               --
Ray Wirta                       1993    110,417     --            --               --            1,000,000        1,000,000
 Chief Executive Officer        1992     --         --            --               --              --               --
                                1991     --         --            --               --              --               --
Raymond J. Pacini               1993    156,500    130,000        22,148(4)        --              600,000        1,200,000
 Executive Vice President       1992    165,167     60,000        76,832(4)        --              400,000          --
 and Chief Financial            1991    156,000     60,000        47,405(4)        --              --               --
 Officer
Michael D. Dingman              1993     20,833   (5)    --       --               --              --               --
 Former Chairman of the         1992    167,708     --            --               --              850,000(6)        --
 Board, Chief Executive         1991    225,000     --            --               --              --               --
 Officer and Chief
 Operating Officer (5)

- -------------------------
                                 ALL
                                OTHER
   NAME AND PRINCIPAL       COMPENSATION
         POSITION              ($)(3)
- -------------------------  ---------------
Donald M. Koll                   --
 Chairman of the Board           --
                                 --
Ray Wirta                        --
 Chief Executive Officer         --
                                 --
Raymond J. Pacini                 5,925
 Executive Vice President         5,831
 and Chief Financial              8,100
 Officer
Michael D. Dingman                  625
 Former Chairman of the           5,149
 Board, Chief Executive          10,707
 Officer and Chief
 Operating Officer (5)

- ------------------------------
(1) Includes amounts electively deferred by each Named Executive under the Company's Savings and Profit Sharing Plan and Executive Retirement and Savings Program.
(2) Options granted under the 1993 Plan are subject to stockholder approval of the 1993 Plan at the Annual Meeting.
(3) Reflects the Company's contributions to the Company's Savings and Profit Sharing Plan and the savings plan component of the Executive Retirement and Savings Program.
(4) Reflects periodic installment payments to Mr. Pacini for expense reimbursements in connection with his relocation to California from New Hampshire in 1990.
(5) On March 16, 1993, Mr. Dingman resigned as a director and as an executive officer of the Company.
(6) The Company and Mr. Dingman agreed to terminate such options as of March 16, 1993.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth the stock options granted during 1993 to the Named Executives. No stock appreciation rights were granted to such individuals during 1993.

                                                NUMBER OF
                                               SECURITIES   % OF TOTAL OPTIONS
                                               UNDERLYING       GRANTED TO        EXERCISE                GRANT DATE
                                                 OPTIONS       EMPLOYEES IN         PRICE     EXPIRATION    PRESENT
NAMED EXECUTIVES                               GRANTED(1)       FISCAL YEAR        ($/SH)        DATE     VALUE($)(2)
- ---------------------------------------------  -----------  -------------------  -----------  ----------  -----------
Donald M. Koll                                     600,000(3)         --              .25       04/18/03     147,000
                                                   600,000(4)         --              .2813     04/18/03     168,780
                                                   600,000(3)         --              .4063     11/28/03     238,900
                                                   600,000(4)         --              .4063     11/28/03     243,780
                                               -----------
    Total....................................    2,400,000            19.5           --           --
                                               -----------
                                               -----------
Ray Wirta                                          500,000(3)         --              .25       04/18/03     122,500
                                                   500,000(4)         --              .2813     04/18/03     140,650
                                                   500,000(3)         --              .4063     11/28/03     199,090
                                                   500,000(4)         --              .4063     11/28/03     203,150
                                               -----------
    Total....................................    2,000,000            16.3           --           --
                                               -----------
                                               -----------
Raymond J. Pacini                                  300,000(3)      --                 .25       04/18/03      73,500
                                                   300,000(4)      --                 .2813     04/18/03      84,390
                                                   600,000(3)      --                 .4063     11/28/03     238,900
                                                   600,000(4)      --                 .4063     11/28/03     243,780
                                               -----------
    Total....................................    1,800,000             14.6          --           --
                                               -----------
                                               -----------

- ------------------------
(1) These options were granted pursuant to the Company's 1988 Plan and 1993 Plan and the exercise prices were equal to the closing selling prices of the Class A Common Stock and Series A Preferred Stock on the Nasdaq National Market on the grant date. The options granted under the 1993 Plan are subject to stockholder approval of the 1993 Plan at the Annual Meeting. Options granted under the 1988 Plan and 1993 Plan become exercisable in cumulative installments to the extent of 40% of the option shares on the first anniversary date of the grant, and to the extent of an additional 30% on each of the second and third anniversary dates, although they may become exercisable earlier upon the occurrence of certain changes in control of the Company or upon the optionee's death, disability or normal retirement. The options generally must be exercised, if at all, not later than 90 days following the termination of the optionee's employment with the Company and its affiliates. However, in the event the optionee's employment terminates due to death, disability or normal retirement, the options must be exercised, if at all, not later than one year following the termination of the optionee's employment with the Company and its affiliates.
(2) Based on the Black-Scholes option pricing model which is an economic model that, based upon certain assumptions with respect to several variables, commonly is used to estimate the present value of an option grant. The values presented are based on the following assumptions: (a) dividend yield of 0% for both Class A Common Stock and Series A Preferred Stock; (b) risk-free rates of return of 6.58% and 5.73% for the April and November grants, respectively; and (c) expected Black-Scholes volatility of 141% for the Class A Common Stock and 177% for the Series A Preferred Stock. Like any economic model, the Black-Scholes option pricing model produces different results depending on the assumptions made, and the values shown above are merely good faith estimates of the present value of such options.
(3)  Option to purchase shares of Class A Common Stock.
(4)  Option to purchase shares of Series A Preferred Stock.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION
                                     VALUE

    The following table sets forth information for each Named Executive with regard to the aggregate stock options exercised during the 1993 fiscal year, and stock options held as of December 31, 1993. On December 31, 1993, the only options exercisable by the Named Executives were for 160,000 shares under options granted to Mr. Pacini. No stock appreciation rights were exercised by the Named Executives during the 1993 fiscal year, nor did such individuals hold any stock appreciation rights at the end of such fiscal year.

                                                                            NUMBER OF SECURITIES
                                                                                 UNDERLYING        VALUE OF UNEXERCISED
                                      SHARES ACQUIRED          VALUE             UNEXERCISED       IN-THE-MONEY OPTIONS
               NAME                   ON EXERCISE(#)      REALIZED($)(1)    OPTIONS AT FY-END(2)      AT FY-END($)(3)
- ----------------------------------  -------------------  -----------------  ---------------------  ---------------------
Donald M. Koll                              --                  --                  2,400,000           $   243,720
Ray Wirta                                   --                  --                  2,000,000           $   203,100
Raymond J. Pacini                           --                  --                  2,200,000           $   240,590(4)
Michael D. Dingman                          --                  --                   --                     --

- ------------------------
(1) Market value of underlying securities on exercise date, minus the exercise price.
(2) Includes an equal number of options to purchase the Class A Common Stock and Series A Preferred Stock; and includes options of 1,200,000 shares, 1,000,000 shares and 1,200,000 shares granted to Messrs. Koll, Wirta and Pacini, respectively, under the 1993 Plan, which options are subject to stockholders approval of the 1993 Plan at the Annual Meeting.
(3) Based upon market value of $.4375 for the Class A Common Stock and $.4375 for the Series A Preferred Stock as of December 31, 1993, less the aggregate exercise price payable for such shares.
(4) Includes the value of the 160,000 shares subject to Mr. Pacini's currently exercisable options.

                    EXECUTIVE RETIREMENT AND SAVINGS PROGRAM

    The Company maintains two retirement benefit programs: a tax-qualified defined benefit pension plan available generally to all employees (the "Pension Plan") and the Retirement and Savings Program, a non-qualified supplemental benefit plan pursuant to which retirement benefits are provided to executive officers and other eligible key management employees who are designated by the Compensation Committee, which determines the service recognized under the program in calculating a participant's vested interest and retirement income (the "Supplemental Plan" and, together with the Pension Plan the "Retirement Program"). As of December 31, 1993, all benefits under the Pension Plan were frozen, and no further compensation or years of service will be taken into account for additional benefit accrual purposes, under the Pension Plan.

    The following table shows the total estimated annual benefits payable under the Retirement Program in the form of a 50% joint and survivor annuity to hypothetical participants upon retirement at normal retirement age, in the compensation and years-of-service categories indicated in the table.

                        ESTIMATED ANNUAL BENEFITS
             ------------------------------------------------
ANNUALIZED   10 YEARS
  AVERAGE       OF       20 YEARS     30 YEARS     40 YEARS
 EARNINGS     SERVICE   OF SERVICE   OF SERVICE   OF SERVICE
- -----------  ---------  -----------  -----------  -----------
   $100,000  $  15,000  $    30,000  $    45,000  $    60,000
    200,000     30,000       60,000       90,000      120,000
    400,000     60,000      120,000      180,000      240,000

    The years of service recognized under the Retirement Program generally include all service with the Company and its subsidiaries and their predecessors. The credited years of service as of December 31, 1993 under the Retirement Program of each of the Named Executives are as follows: Mr. Dingman, 23 years; and Mr. Pacini, seven years. Compensation recognized under the Retirement Program generally includes a participant's base salary (including any portion deferred) and annual bonus compensation and, for 1993, retirement benefits are calculated based upon the average of a participant's recognized compensation for the five years out of the final ten consecutive years of credited service that produce the highest such average.

                 COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee, and its members are named below. No member of the Compensation Committee was at any time during the 1993 fiscal year or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee or any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. Good, Wildman, Hegness & Walley, a law firm with which Mr. Hegness is a senior partner, provides legal services to the Company.

    THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND STOCK PRICE PERFORMANCE COMPARISON GRAPH SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL AND SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                      REPORT OF THE COMPENSATION COMMITTEE

    The overall objectives of the Company compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to maximize the link between executive and stockholder interests through an equity based plan and to recognize individual contributions as well as overall business results.

    The key elements of the Company's executive compensation program consist of fixed compensation in the form of base salary, and variable compensation in the forms of annual incentive compensation and stock options. An executive officer's annual base salary represents the fixed component of his total compensation; however, variable compensation is intended to comprise a substantial portion of an executive's total annual compensation. The Compensation Committee also takes into account the fact that executives may also provide services to, and receive compensation from, other entities. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including any pension benefits, supplemental retirement benefits, insurance and other benefits, as well as the programs described below.

    BASE SALARIES. Base salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent including, where appropriate, a comparison to base salaries for comparable positions at other companies, and to historical levels of salary paid by the Company and its predecessors. Current base salaries for the Company's executive officers are at or below the 75th percentile of the surveyed compensation data.

    Salary adjustments are based on a periodic evaluation of the performance of the Company and of each executive officer, and also take into account new responsibilities as well as changes in the competitive market place. The Compensation Committee, where appropriate, also considers non-financial performance measures.

    ANNUAL INCENTIVE COMPENSATION AWARDS. The variable compensation payable annually to executive officers is intended to consist principally of annual incentive compensation awards, based on various factors, including both corporate and individual performance, established by the Compensation Committee each fiscal year. The Compensation Committee determined not to make any annual incentive compensation awards with respect to 1993 to any of its executive officers other than Mr. Pacini, whose bonus award was based on his achievement of specific objectives during the year.

    OTHER INCENTIVE COMPENSATION. Participation of executives in equity-based compensation programs is reviewed annually, and awards under such programs, primarily in the form of stock option grants under the Company's 1988 Stock Plan and the Company's 1993 Stock Option/Stock Issuance Plan, are made periodically to the executives. Each option grant is designed to align the interests of the executive with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the executive's tenure, level of responsibility and relative position in the Company. The Compensation Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of option shares based upon the individual's position with the Company and his existing holdings of unvested options. However, the Company does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant. Each grant allows the officer to acquire shares of the Company's stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option vests in periodic installments over a three-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ and the market price of the Company's Class A Common Stock and Series A Preferred Stock appreciates over the option term.

    During 1993, Messrs. Koll, Wirta and Pacini received stock options under the 1988 Plan for an aggregate of 1,200,000, 1,000,000 and 600,000 shares, respectively, of the Company's common and preferred stock, and options under the 1993 Plan for an aggregate of 1,200,000, 1,000,000 and 1,200,000 shares, respectively, of the Company's common and preferred stock. The option grants under the 1993 Plan are subject to stockholder approval of the 1993 Plan at the Annual Stockholders Meeting.

    The size of the option grants made in 1993 reflected the decision of the Compensation Committee to have a significant portion of the overall compensation payable to these executive officers tied directly to the creation of stockholder value in the form of appreciation in the market price of the Company's outstanding stock. The total compensation package of the Company's executive officers has been structured to be less in the form of guaranteed levels of base salary and to be more dependent upon the market price of the Company's outstanding securities.

    CEO COMPENSATION. The base salary established for the Company's Chief Executive Officer, Mr. Wirta, reflects the Committee's policy to maintain a relative level of stability and certainty with respect to Mr. Wirta's base salary from year to year, and there was no intent to have this particular component of compensation affected to any significant degree by the Company's performance factors. In setting Mr. Wirta's base salary, the Committee sought to accomplish three objectives: provide a level of base salary competitive to that paid to other chief executive officers in the industry, maintain internal comparability and have his base salary play a less central role in his overall compensation package by reason of the option grants made to him in lieu of a more substantial increase in his level of base salary. Mr. Wirta's current base salary is below the average of the surveyed compensation data for similarly situated chief executive officers in the industry.

    TAX LIMITATION. The cash compensation to be paid to each of the Company's executive officers for the 1994 fiscal year is not expected to exceed the $1,000,000 limit on the tax deductibility of such compensation imposed under federal tax legislation enacted in 1993. In addition, the stockholders will be asked at the Annual Meeting to approve the Company's 1993 Plan which will impose a limit on the maximum number of shares of the Company's common and preferred stock for which any one participant may be granted stock options over the remaining term of the plan. If the 1993 Plan is approved, any compensation deemed paid to an executive officer upon the exercise of an outstanding option under the 1993 Plan will qualify as performance-based compensation which will not be subject to the $1,000,000 limitation. No other changes to the Company's executive compensation programs will be made as a result of the new limitation until final Treasury Regulations are issued with respect to such limitation.

                                          The Compensation Committee
                                          of the Board of Directors
                                          J. Thomas Talbot, Chairman
                                          Harold A. Ellis, Jr.
                                          Paul C. Hegness
                                          Marco F. Vitulli

STOCK PRICE PERFORMANCE COMPARISON

    The following graph illustrates the return that would have been realized on December 31 of each year (assuming reinvestment of dividends) by an investor who invested $100 on January 2, 1990 (the first date on which the Company's Class A Common Stock was traded) in each of (i) the Company's Class A Common Stock, (ii) the Media General Composite Market Value Index ("Media General Index"), and
(iii) the Wilshire Real Estate Securities Index of Real Estate Operating Companies ("Real Estate Index") which consists of 12 real estate operating and development companies.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
             THE COMPANY, REAL ESTATE INDEX AND MEDIA GENERAL INDEX

                                                                              REAL ESTATE
                                                              THE COMPANY        INDEX        MEDIA GENERAL INDEX
                                                             -------------  ----------------  -------------------
January 2, 1990............................................   $   100.00       $   100.00         $   100.00
December 31, 1990..........................................        20.51            51.47              92.98
December 31, 1991..........................................         7.05            58.29             120.02
December 31, 1992..........................................         2.56            52.60             124.83
December 31, 1993..........................................         4.48            62.84             143.29

                              CERTAIN TRANSACTIONS

TRANSACTIONS WITH THE KOLL COMPANY AND ITS AFFILIATES

    Since January 1, 1993, the Company has entered into various transactions with The Koll Company ("Koll") and Koll Management Services, Inc. ("KMS"), a public company majority-owned by Koll. Messrs. Koll and Wirta are directors and executive officers of Koll and KMS; Richard M. Ortwein, President of the Company, was a director of KMS until March 1994; and Mr. Pacini was also the executive vice president and chief financial officer of KMS from March 1993 to November 1993.

    ACQUISITION OF KOLL'S DOMESTIC REAL ESTATE DEVELOPMENT OPERATIONS

    On September 30, 1993, the Company acquired the domestic real estate development business and related assets of Koll, including a license to use the "Koll" name (the "Koll Acquisition"). The transaction was approved by a special committee of the Board comprised of the Company's independent directors. The Company also obtained an opinion from an investment banking firm that the terms of the transaction were fair, from a financial standpoint, to the Company and its stockholders. The principal activity of the acquired business is to provide nation-wide commercial, industrial, retail and residential real estate development services, including feasibility studies, entitlement coordination, project planning, construction management, financing, marketing, acquisition, disposition and asset management services. The acquired business generates income principally through fees and participating interests in equity partnerships. No real property was involved in the transaction.

    In connection with the Koll Acquisition, the Company paid Koll $4.75 million in cash, approximately $960,000 in reimbursement of investments in transferred development projects, plus an earn-out over the next four and one-quarter years based on the future profitability of the business acquired. On December 29, 1993, upon the recommendation of the special committee of the Board and having received a favorable opinion from another investment banking firm, the Company amended the terms of the Koll Acquisition by paying $4.25 million in cash in exchange for the immediate termination of the earn-out obligation with retroactive effect to the initial date of the Koll Acquisition. Under the earnout, the Company was entitled to a 20% preferred return on its original $4.75 million investment, Koll was then entitled to a matching return subject to available profits and all remaining profits were to be split equally between the Company and Koll. The pro forma impact of this acquisition assuming it had occurred on January 1, 1993, would have been to increase the Company's revenues and income from continuing operations before income taxes and amortization of goodwill by $10.0 million and $2.4 million, respectively.

    In connection with the Koll Acquisition, Koll and Mr. Koll entered into covenants not to compete with the Company with respect to domestic real estate development, subject to certain limited exceptions. The Koll covenant is perpetual in duration, while the covenant of Mr. Koll is limited to the five-year period following his ceasing to be either and officer, director or stockholder of the Company. In addition, the Company also paid Koll $325,000 to terminate its June 11, 1990 management agreement with Koll, in lieu of continuing to receive and pay for duplicative services during the 90-day notice period which would otherwise have been required under the management agreement. Under the terms of the management agreement, the Company was obligated to pay a quarterly management fee equal to .125% of the average book value of its assets managed by Koll. Additionally, the Company was obligated to reimburse Koll for certain personnel costs and other expenses and Koll was generally entitled to a disposition fee of 1% of the net sale proceeds (as defined) upon the sale of any real estate property (other than the Bolsa Chica and Wentworth properties) managed by Koll. During 1993, the Company incurred management fees of $1.4 million, through the termination date, and reimbursable personnel costs and other expenses of approximately $48,000 under this management agreement.

    CONSTRUCTION MANAGEMENT AGREEMENT

    In 1993, the Company entered into a construction management agreement with Koll Construction, a wholly owned subsidiary of Koll, for demolition of bunkers at the Bolsa Chica project. The Company paid fees aggregating approximately $100,000 to Koll Construction in consideration of these services and related reimbursements.

    SERVICE AGREEMENTS

    On September 30, 1993, the Company entered into a Financing and Accounting Services Agreement to provide Koll with financing, accounting, billing, collections and other related services until 30 days' prior written notice of termination is given by one company to the other. Fees earned by the Company for the year ended December 31, 1993 were approximately $140,000.

    The Company also entered into a Management Information Systems and Human Resources Services Agreement on September 30, 1993 with KMS. Under this agreement, KMS provides computer programming, data organization and retention, record keeping, payroll and other related services until 30 days' prior written notice of termination is given by one company to the other. Fees and related reimbursements accrued during the year ended December 31, 1993 were approximately $36,000.

    SUBLEASE AGREEMENTS

    On September 30, 1993, the Company entered into a month-to-month Sublease Agreement with Koll to sublease a portion of a Koll office building in which Messrs. Koll, Wirta and Ortwein have an ownership interest located in Newport Beach, California. The Company also entered into lease agreements on a month-to-month basis for office space in Northern California and San Diego, California with KMS and Koll Construction, respectively. Combined annual lease costs on these three month-to-month leases during the year ended December 31, 1993 were approximately $80,000.

    DEVELOPMENT FEES

    For   the  year  ended  December  31,  1993,  the  Company  earned  fees  of approximately $740,000 for real estate development services provided to partnerships in which Koll and Messrs. Koll, Wirta and Ortwein have an ownership interest. These fees were earned under contracts assigned to the Company in connection with the Koll Acquisition.

    LOAN RECEIVABLE

    In December 1993, the Company purchased a $1,132,000 nonrecourse construction loan from Citicorp Real Estate, Inc., secured by a first trust deed on four multi-tenant industrial buildings, for which the borrower was a partnership in which Koll and Messrs. Koll, Wirta and Ortwein have an ownership interest. [During March 1994, the loan was repaid in full from proceeds generated by sales of the buildings and the Company recognized a gross profit of approximately $185,000, which represents an internal rate of return of
approximately   %.]

    JOINT BUSINESS OPPORTUNITY AGREEMENTS

    The Company and Koll have entered into agreements to jointly develop business opportunities in the Pacific Rim and in Europe. Under the terms of the Pacific Rim agreement, the Company and Koll will share on a 50%-50% basis all costs and expenses incurred in connection with identifying and obtaining business opportunities, and will share in all revenues generated from any such opportunities on a 50%-50% basis. The Company currently anticipates that its share of such costs and expenses will be approximately $180,000 during 1994.

    Under the European agreement, costs and expenses will be shared on a 50% - 50% basis and, after Koll has received reimbursement of approximately $70,000 for previously incurred costs, all revenues from business opportunities will be shared on a 50% - 50% basis. The Company currently anticipates that its share of such costs and expenses will be approximately $30,000 during 1994.

    OTHER MATTERS

    Mr. Ortwein is a partner in a partnership with a subsidiary of the Company relating to certain development projects, which entitles him to a profit participation after the Company's subsidiary has been reimbursed for all costs and expenses incurred prior to profit realization.

TRANSACTIONS WITH LIBRA

    On December 17, 1993, the Company completed a transaction with Libra Invest & Trade Ltd. ("Libra") a principal stockholder of the Company, whereby the Company exchanged its Lake Superior Land Company subsidiary for (1) approximately $42.4 million in aggregate face amount of the Company's 12% Senior Subordinated Debentures held by Libra; (2) net cash proceeds to be generated by Libra's periodic sale of approximately 3.4 million shares of the Company's Class A Common Stock held by Libra through a series of transactions to be effected in an orderly manner within a three-year period; and (3) the right of the Company to receive a contingent payment if the proceeds from any disposition by Libra of Lake Superior Land Company during the 15 year period following the closing of the transaction exceed a 20% preferred return on the negotiated value of Libra's investment. In February 1994, the Company received $1 million in cash from Libra in exchange for termination of the contingent payment provision.

    The Company also completed a separate transaction with Libra in December 1993, whereby the Company exchanged approximately 3.4 million newly issued shares of its Class A Common Stock for approximately $10.6 million in aggregate face amount of the Company's 12% Subordinated Debentures held by Libra.

    In connection with these transactions with Libra, the Company recorded an after-tax gain of $39.1 million on the disposition of Lake Superior Land Company and an after-tax extraordinary gain on extinguishment of the Debentures of $23.6 million.

    The Company received opinions from an investment banking firm that the terms of the transactions with Libra were fair, from a financial standpoint, to the Company and its stockholders.

    Libra also entered into voting agreements with respect to all of the shares of Class A Common Stock owned by Libra and its affiliates. Under the terms of these agreements, all such shares will be voted with respect to any matter in the same proportion as the votes cast by all other stockholders with respect to such matter. These voting agreements are not applicable to the following matters: (1) transactions with affiliates of the Company, (2) director or officer compensation, or any stock option arrangement which provides for the issuance of options on shares of equity securities of the Company in excess of 15% of all outstanding equity securities of the Company (3) any merger, sale of assets or other extraordinary corporate transactions, or (4) any amendment to the Certificate of Incorporation or bylaws of the Company.

ABEX TRANSITION AGREEMENT

    Pursuant to a 1992 transition agreement, the Company and Abex Inc. ("Abex") agreed to provide each other certain administrative support services until July 16, 1993, and thereafter until 60 days' prior written notice of termination is given by one company to the other. Effective April 1, 1993, the 1992 transition agreement was amended to provide that all transitional services would be provided by Abex to the Company for a period ending on March 31, 1994, and that the Company would pay $500,000 quarterly for such services. Accordingly, the Company paid approximately $1.3 million for the year ended December 31, 1993 and accrued liability for an additional $500,000 during that period. The amendment also provided for the termination of the Company's lease of certain New Hampshire facilities. Until March 16, 1993, Michael D. Dingman, Paul M. Montrone and Paul M. Meister, executive officers of Abex, were also executive officers of the Company.

ABEX AND WTI TAX SHARING AGREEMENTS

    Under tax sharing agreements with between the Company, Abex and Wheelabrator Technologies Inc. ("WTI"), a principal stockholder of the Company until December 1993, the parties are charged with sharing responsibility for paying any increase in the federal, state or local income tax liabilities (including any interest or penalties payable with respect thereto) for any consolidated, combined or unitary tax group which included WTI, Henley Group, a subsidiary of the Company, or any of their respective subsidiaries for tax periods ending on or before December 31, 1988. WTI is charged with responsibility for paying the first $51 million of such increased taxes, interest and penalties, plus any amounts payable with respect to such liabilities by certain former affiliates of WTI under their tax sharing agreements with WTI. Should the amounts payable exceed $51 million, the Company would be charged with responsibility for paying the next $25 million, plus amounts payable with respect to liabilities which are attributable to certain of the Company's subsidiaries. Liabilities in excess of the amounts payable by WTI and the Company, as described above, will generally be assumed by Abex. In the first quarter of 1993, the Company paid approximately $7.6 million related to the tax sharing agreements.

    In January 1993, the Internal Revenue Service completed its examination of the Federal tax returns of WTI for the periods May 27, 1986 through December 31, 1988 and asserted a material deficiency relating to the tax basis of a former subsidiary of WTI. WTI, Abex and the Company disagreed with the position taken by the IRS and WTI filed a petition with the U.S. Tax Court. A trial date had been scheduled for June 1994; however, in March 1994 WTI and the IRS filed a Stipulation of Settlement with the U.S. Tax Court that will result in a tax payable together with interest of approximately $73 million which is due April 30, 1994. The other parties to the tax sharing agreements have informed, the Company that it is being charged with responsibility for paying approximately $21 million of this settlement with Abex and WTI being charged with responsibility for paying approximately $22 million and $30 million, respectively. The Company is currently evaluating the scope of its obligation under the settlement and potential source of financing for such amount that the Company may ultimately be obligated to pay.

                                 OTHER MATTERS

SUBMISSION OF PROPOSALS FOR 1995 ANNUAL MEETING

    Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meetings, consistent with regulations adopted by the Securities and Exchange Commission and the By-laws of the Company. Proposals to be considered for inclusion in the proxy statement for the 1995 annual meeting must be received by the Company at its principal executive office no later than December [12], 1994. Proposals should be directed to the attention of the Secretary, Koll Real Estate Group, Inc.,4343 Von Karman Avenue, Newport Beach, California 92660.

COMPLIANCE WITH SECTION 16(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934

    Section 16 of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

    Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that there was compliance for the fiscal year ended December 31, 1993 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owner, except that Mr. Ellis did not timely report the acquisition of 6,978 shares of Class A Common Stock in October 1993. A Form 4 was subsequently filed by Mr. Ellis.

ANNUAL REPORT

    The Company's 1993 Annual Report to Stockholders, together with this Proxy Statement, is being mailed to all stockholders of the Company of record on April 11, 1994, the record date for voting at the Annual Meeting.

                                          By Order of the Board of Directors,
                                          [SIG]
                                          RAYMOND J. PACINI
                                          EXECUTIVE VICE PRESIDENT, CHIEF
                                          FINANCIAL OFFICER AND SECRETARY

April   , 1994

                            KOLL REAL ESTATE GROUP

                   1993 STOCK OPTION/STOCK ISSUANCE PLAN


                                 ARTICLE ONE
                                   GENERAL


    I.      PURPOSE OF THE PLAN

            A. This 1993 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of Koll Real Estate Group, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Board and (iii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

            B. The Plan shall become effective immediately upon adoption by the Board on November 29, 1993. Such date is hereby designated as the Effective Date of the Plan.

            C. The Corporation was formerly known as The Bolsa Chica Company, and this Plan shall serve as the successor to the 1988 Stock Plan of The Bolsa Chica Company (the "Predecessor Plan"). No further option grants or share issuances shall be made under the Predecessor Plan from and after the Effective Date of this Plan. All outstanding stock options under the Predecessor Plan on the Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding stock options under this Plan. However, each outstanding option grant so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Series A Preferred Stock or Class A Common Stock thereunder.

  II.      DEFINITIONS

            A. For purposes of the Plan, the following definitions shall be in effect:

            BOARD:  the Corporation's Board of Directors.

            CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                  a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                  b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

            CLASS A COMMON STOCK: shares of the Corporation's Class A Common Stock, par value $.05 per share.

            CODE:  the Internal Revenue Code of 1986, as amended.

            COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

            CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                 a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

                  b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                  c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

            EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

            EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

            FAIR MARKET VALUE: the Fair Market Value per share of Series A Preferred Stock or Class A Common Stock determined in accordance with the following provisions:

                  a. If the Series A Preferred Stock or Class A Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of that security on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Series A Preferred Stock or Class A Common Stock on the date in question, then the closing selling price per share of that security on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                  b. If the Series A Preferred Stock or Class A Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share of that security on the date in question on the exchange serving as the primary market for the Series A Preferred Stock or the Class A Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Series A Preferred Stock or Class A Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price per share of that security on the exchange on the last preceding date for which such quotation exists.

            HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

                  a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, AND

                  b. more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

            INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

            1934 ACT:  the Securities and Exchange Act of 1934, as amended.

            NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

            OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

            PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

            PLAN ADMINISTRATOR: the Committee in its capacity as the administrator of the Plan.

            SERIES A PREFERRED STOCK: shares of the Corporation's Series A Convertible Redeemable Preferred Stock, par value $.01 per share.

            SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

            TAKE-OVER PRICE: the GREATER of (a) the Fair Market Value per share of the Series A Preferred Stock or the Class A Common Stock subject to the particular option surrendered to the Corporation in connection with a Hostile Take-Over on the date such option surrender is effected or (b) the highest reported price per share of that security paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

            B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                  - Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  - Each corporation (other than the Corporation) in an unbroken chain of corporations which begins with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

 III.      STRUCTURE OF THE PLAN

            A. STOCK PROGRAMS. The Plan shall be divided into three (3) separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Director Fee Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Series A Preferred Stock or Class A Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee Board members shall at periodic intervals receive special option grants to purchase shares of Series A

Preferred Stock and Class A Common Stock in accordance with the provisions of Article Three. Under the Director Fee Program, each non-employee Board member may, in accordance with the provisions of Article Four, elect to apply all or any portion of his or her annual retainer fee to the acquisition of unvested shares of Series A Preferred Stock or Class A Common Stock.

            B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Director Fee Program and shall accordingly govern the interests of all individuals under the Plan.

IV.        ADMINISTRATION OF THE PLAN

            A. The Discretionary Option Grant Program shall be administered by the Committee in its capacity as Plan Administrator. No non-employee Board member shall be eligible to serve on the Committee if such individual has, within the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee, received an option grant or direct stock issuance under this Plan or any other stock plan of the Corporation (or any parent or subsidiary corporation), other than pursuant to the Automatic Option Grant or Director Fee Program.

            B. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

            C. The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such program and any outstanding option grants thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program or any outstanding option or unvested share issuance thereunder.

            D. Administration of the Automatic Option Grant and Director Fee Programs shall be self-executing in accordance with the express terms and conditions of Article Three and Article Four, respectively, and the Committee as Plan Administrator shall exercise no discretionary functions with respect to option grants or share issuances made pursuant to those programs.

   V.      OPTION GRANTS AND STOCK ISSUANCES

            A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two shall be limited to the following:

                  - officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                  - members of the Board or the members of the board of directors of any parent or subsidiary corporation; and

                  - those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

            B. Non-employee Board members who serve as Plan Administrator shall NOT, during their period of service as such, be eligible to participate in the Discretionary Option Grant Program or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its parent or subsidiary corporations), other than the Automatic Option Grant and Director Fee Programs, to the extent they are eligible for participation in those latter programs in accordance with the provisions of Articles Three and Four.

            C. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Discretionary Option Grant Program, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option is to remain outstanding.

  VI.      STOCK SUBJECT TO THE PLAN

            A. Shares of Series A Preferred Stock and Class A Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Series A Preferred Stock and Class A Common Stock or from reacquired shares of Series A Preferred Stock and Class A Common Stock, including shares repurchased by the Corporation on the open market. 7,500,000 shares of Series A Preferred Stock and 7,500,000 shares of Class A Common Stock may be issued over the term of the Plan, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve is comprised of (i) the number of shares of Series A Preferred Stock and Class A Common Stock which remained available for issuance, as of the Effective Date, under the Predecessor Plan, including the shares subject to the outstanding options incorporated into this Plan and any other shares which remained available for future option grant under the Predecessor Plan (estimated to be 3,000,000 shares of Class A Common Stock and 3,000,000 shares of Series A Preferred Stock), plus (ii) an additional increase of 4,500,000 shares of Series A Preferred Stock and (iii) an additional increase of 4,500,000 shares of Class A Common Stock.

            B. Upon each redemption or conversion of the outstanding shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock at the time available for issuance under the Plan and the number of shares of Series A Preferred Stock subject to stock options at the time outstanding under the Plan shall be decreased by the same percentage by which the number of outstanding shares of Series A Preferred Stock is decreased by reason of such redemption or conversion, and the number of shares of Class A Common Stock at the time available for issuance under the Plan and the number of shares of Class A Common Stock subject to stock options at the time outstanding under the Plan which would otherwise be exercisable for Series A Preferred Stock shall be correspondingly increased by the number of shares obtained by multiplying (i) the number of shares of Series A Preferred Stock no longer issuable under the Plan or no longer subject to each such outstanding stock option by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock was at the time convertible on a per-share basis. In addition, the option exercise price per share of Series A Preferred Stock in effect under each outstanding option shall, upon each redemption or conversion of the outstanding shares of Series A Preferred Stock, be adjusted by dividing (i) such exercise price per share (as such price relates to the shares of Class A Common Stock issuable under the option in place of the Series A Preferred Stock) by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock was at the time convertible on a per-share basis.

            C. In no event shall there be issued over the term of the Plan more than (i) 15,000,000 shares in the aggregate of Series A Preferred Stock and Class A Common Stock plus (ii) any additional shares of Class A Common Stock which become issuable under Section B of this Article VI by reason of the conversion or redemption of the outstanding shares of Series A Preferred Stock, to the extent each such Series A share was convertible for more than one share of Class A Common Stock at the time of such conversion or redemption. The foregoing share limitations shall be subject to periodic adjustment in accordance with the provisions of Section G of this Article VI.

            D. In no event may the aggregate number of shares of Series A Preferred Stock and Class A Common Stock for which any one individual participating in this Plan may be granted stock options, separately exercisable stock appreciation rights and direct share issuances exceed 5,000,000 shares over the term of this Plan.

            E. To the extent one or more outstanding options under the Predecessor Plan which have been incorporated into this Plan are subsequently exercised, the number of shares of Series A Preferred Stock or Class A Common Stock issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares of Series A Preferred Stock or Class A Common Stock (as the case may be) available for subsequent issuance under this Plan.

            F. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Section IV of Article Two and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Series A Preferred Stock and Class A Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Series A Preferred Stock or Class A Common Stock or should shares of Series A Preferred Stock or Class A Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Series A Preferred Stock or Class A Common Stock (as the case may be) available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Series A Preferred Stock or Class A Common Stock actually issued to the holder of such option or share issuance.

            G. Should any change be made to the Series A Preferred Stock or Class A Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Series A Preferred Stock or Class A Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities in the aggregate for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct share issuances over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants or share issuances are subsequently to be made to each newly-elected or continuing non-employee Board member under the Automatic Option Grant or Director Fee Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under the Discretionary Option Grant or Automatic Option Grant Program and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                 ARTICLE TWO

                     DISCRETIONARY OPTION GRANT PROGRAM


    I.      TERMS AND CONDITIONS OF OPTIONS

            Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

            A.    EXERCISE PRICE.

                  1. The exercise price per share of Series A Preferred Stock or Class A Common Stock subject to any option granted under this Article Two shall be fixed by the Plan Administrator at the time of the grant, but in no event shall such exercise price be less than one hundred percent (100%) of the Fair Market Value per share of that security on the grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                        a. full payment in cash or check made payable to the Corporation's order;

                        b. full payment in shares of Series A Preferred Stock or Class A Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                        c. full payment in a combination of shares of Series A Preferred Stock or Class A Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the

      Exercise Date and cash or check drawn to the Corporation's order; or

                        d. to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

            Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

            B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

            C.    TERMINATION OF SERVICE.

                  1. The following provisions shall govern the exercise period applicable to any outstanding options under this Article Two held by the Optionee at the time of cessation of Service or death.

                  - Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                  - Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise such option, however, shall lapse upon the EARLIER of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

                  - During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

                  - Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

                  - Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

                  2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph 1 above, not only with respect to the number of vested shares of Series A Preferred Stock or Class A Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                  3. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph 1 above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

            D. STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

            E. REPURCHASE RIGHTS. The shares of Series A Preferred Stock or Class A Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

                  - The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Series A Preferred Stock or Class A Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                  - All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  - The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

  II.      INCENTIVE OPTIONS

            The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

            A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Series A Preferred Stock and Class A Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Series A Preferred Stock or Class A Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

            B. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per share or the Series A Preferred Stock or Class A Common Stock subject to that option shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of that security on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

            Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

 III.      CORPORATE TRANSACTIONS/CHANGES IN CONTROL

            A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Series A Preferred Stock or Class A Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

            B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

            C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, PROVIDED the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

            D. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide (upon such terms as it may deem appropriate) for both (i) the automatic acceleration of one or more outstanding options granted under this Article Two Plan which are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time and (ii) the immediate termination of one or more of the Corporation's outstanding repurchase rights which are assigned in connection with such Corporate Transaction and do not otherwise terminate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

            E. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the immediate termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

            F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

            G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

  IV.      STOCK APPRECIATION RIGHTS

            A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section IV, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares of Series A Preferred Stock or Class A Common Stock in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

            B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section IV may be made in shares of Series A Preferred Stock or Class A Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

            C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (i) five (5) business days after the receipt of the rejection notice or
(ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

            D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights with respect to their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right in effect for at least six (6) months to the Corporation, to the extent such option is at the time exercisable for fully-vested shares of Series A Preferred Stock or Class A Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Series A Preferred Stock or Class A Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such option surrender shall be made within five
(5) days following the date the option is surrendered to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

            E. The shares of Series A Preferred Stock or Class A Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall NOT be available for subsequent issuance under the Plan.

                                ARTICLE THREE

                      AUTOMATIC OPTION GRANT PROGRAM


   I.      ELIGIBILITY

            The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be limited to the following individuals:

                  - each individual serving as a non-employee Board member on the Effective Date; and

                  - each individual who is first elected or appointed as a non-employee Board member after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders.

  II.      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

            A. GRANT DATES. Each individual serving as a non-employee Board member on the Effective Date shall automatically be granted on such Effective Date a Non-Statutory Option to purchase 125,000 shares of Class A Common Stock and a Non-Statutory Option to purchase 125,000 shares of Series A Preferred Stock upon the terms and conditions of this Article Three. Each individual who is first elected or appointed as a non-employee Board member after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 125,000 shares of Class A Common Stock and a Non-Statutory Option to purchase 125,000 shares of Series A Preferred Stock upon the terms and conditions of this Article Three. In no event, however, shall any non-employee Board member be eligible to receive any such automatic option grant if such individual has previously been in the employ of the Corporation or any parent or subsidiary corporation.

            Upon each redemption or conversion of the outstanding shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock at the time subject to the outstanding stock options under this Automatic Option Grant Program and the number of shares of Series A Preferred Stock for which automatic option grants are subsequently to be made to each newly-elected non-employee Board member shall be decreased by the same percentage by which the number of outstanding shares of Series A Preferred Stock is decreased by reason of such redemption or conversion, and both (A) the number of shares of Class A Common Stock at the time subject to outstanding stock options under this Automatic Option Grant Program which would otherwise be exercisable for Series A

Preferred Stock and (B) the number of shares of Class A Common Stock for which automatic option grants are subsequently to be made to each newly-elected non-employee Board member shall be correspondingly increased by the number of shares obtained by multiplying (i) the number of shares of Series A Preferred Stock no longer subject to each such outstanding stock option or no longer issuable in the future per newly-elected non-employee Board member by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock was at the time convertible on a per-share basis. In addition, the option exercise price per share of Series A Preferred Stock in effect under each outstanding automatic option grant shall, upon each redemption or conversion of the outstanding shares of Series A Preferred Stock, be adjusted by dividing (i) such exercise price per share (as such price relates to the shares of Class A Common Stock issuable under the option in place of the Series A Preferred Stock) by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock was at the time convertible on a per-share basis.

            B. EXERCISE PRICE. The exercise price per share of Series A Preferred Stock or Class A Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of that security on the automatic grant date.

            C. PAYMENT. The exercise price shall be payable in one of the alternative forms specified below:

                  1. full payment in cash or check made payable to the Corporation's order;

                  2. full payment in shares of Series A Preferred Stock or Class A Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date;

                  3. full payment in a combination of shares of Series A Preferred Stock or Class A Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

                  4. to the extent the option is exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the non-employee Board member shall concurrently provide irrevocable written instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

            Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the exercise price must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the optionee must also execute and deliver to the Corporation, at time of such exercise, a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option while those shares remain subject to the Corporation's repurchase right.

            D.    OPTION TERM.  Each automatic grant under this Article
Three shall have a maximum term of ten (10) years measured from the automatic grant date.

            E. EXERCISABILITY/VESTING. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The option shares shall vest, and the Corporation's repurchase right shall lapse, as follows:

                  - Forty percent (40%) of the option shares shall vest upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                  - An additional thirty percent (30%) of the option shares shall vest upon the Optionee's completion of two (2) years of Board service measured from the automatic grant date.

                  - The remaining thirty percent (30%) of the option shares shall vest upon the Optionee's completion of three (3) years of Board service measured from the automatic grant date.

            Vesting of the option shares shall be subject to acceleration as provided in Section II.G and Section III of this Article Three. In no event, however, shall any additional option shares vest after the Optionee's cessation of Board service.

            F. NON-TRANSFERABILITY. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death.

            G.    EFFECT OF TERMINATION OF BOARD SERVICE.

                  - Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding an automatic option grant under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. The option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

                  - Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise such option shall lapse upon the expiration of the (12)-month period measured from the date of the Optionee's death.

                  - Should the Optionee die or become Permanently Disabled while serving as a Board member, then the shares of Series A Preferred Stock and Class A Common Stock at the time subject to any automatic option grant held by such Optionee under this Article Three shall immediately vest in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the options are transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of Series A Preferred Stock or Class A Common Stock.

                  - In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten
(10)-year option term. Upon the expiration of the applicable post-service exercise period above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which the option was not otherwise exercised.

            H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

            I. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreements attached as Exhibits A and B.

  III.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE
                              TAKE-OVER

            A. In the event of any Corporate Transaction, the shares of Series A Preferred Stock or Class A Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full, and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Series A Preferred Stock or Class A Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor entity (or parent thereof).

            B. In connection with any Change in Control of the Corporation, the shares of Series A Preferred Stock or Class A Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full, and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Series A Preferred Stock or Class A Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares. Each such option shall remain so exercisable following the Change in Control until the expiration or sooner termination of the option term.

            C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender any option held by him or her under this Article Three to the

Corporation, to the extent such option has been outstanding for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Series A Preferred Stock or Class A Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

            D. The shares of Series A Preferred Stock or Class A Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.

            E. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  IV.      AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

            A.    LIMITED AMENDMENTS.  The provisions of this Automatic
Option Grant Program, together with the automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

                                 ARTICLE FOUR

                            DIRECTOR FEE PROGRAM

    I.     ELIGIBILITY

            Each individual serving as a non-employee Board member shall be eligible to apply all or any portion of the annual retainer fee otherwise payable to him or her in cash to the acquisition of unvested shares of Class A Common Stock or Series A Preferred Stock under this Article Four Program.

   II.     ELECTION PROCEDURE

            A. FILING. The non-employee Board member must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 1994 calendar year. The election must be filed with the Plan Administrator on the appropriate form provided for this purpose, and the election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The non-employee Board member may file a standing election to be in effect for two or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Plan Administrator at least six (6) months prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

            B. ELECTION FORM. On the election form, the non-employee Board member must indicate the percentage or dollar amount of his or her annual retainer fee to be applied to the acquisition of unvested shares under this Article Four Program and the type of shares (Series A Preferred Stock or Class A Common Stock) to be issued in lieu of such fee. The non-employee Board member may elect to apply a portion of the fee to the acquisition of Series A Preferred Stock and a portion to the acquisition of Class A Common Stock.

  III.     SHARE ISSUANCE

            A. ISSUE DATE. On the first trading day in January of the calendar year for which the election is effective, the portion of the retainer fee subject to such election shall automatically be applied to the acquisition of the selected shares of Series A Preferred Stock or Class A Common Stock by dividing the elected dollar amount by the Fair Market Value per share of the Class A Common Stock or Series A Preferred Stock (as the case may be) on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation until the non-employee Board member vests in those shares. The non-employee Board member shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

            B. VESTING. Upon completion of each calendar quarter of Board service during the year for which the election is in effect, the non-employee Board member shall vest in one-fourth of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event (i) the non-employee Board member should die or become Permanently Disabled during his or her period of Board service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Board service. Should such individual cease Board service prior to vesting in one or more quarterly installments of the issued shares, then those unvested shares shall immediately be surrendered to the Corporation for cancellation, and the non-employee Board member shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further stockholder rights with respect to such shares.

   IV.     AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

            A. LIMITED AMENDMENTS. The provisions of this Director Fee Program, together with the unvested share issuances outstanding under this Article Four, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

                                 ARTICLE FIVE

                               MISCELLANEOUS


   I.      LOANS OR INSTALLMENT PAYMENTS

            A. The Plan Administrator may, in its discretion, assist any Optionee (including an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee to pay the exercise price for the purchased shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee may not exceed the exercise price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the acquisition of such shares.

            B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

  II.      AMENDMENT OF THE PLAN AND AWARDS

            A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment, and (ii) any amendment made to the Automatic Option Grant or Director Fee Program (or any stock options or share issuances outstanding thereunder) shall be in compliance with the limitation of Section IV of Article Three and Section IV of Article Four. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, increase the number of shares issuable per newly-elected non-employee Board member under the Automatic Option Grant Program or increase the maximum number of shares of Series A

Preferred Stock and Class A Common Stock for which any one participant may receive stock options, separately exercisable stock appreciation rights and direct share issuances over the term of the Plan, except for permissible adjustments under Section VI.G and Section VI. H of Article One, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.

            B. Options to purchase shares of Series A Preferred Stock and Class A Common Stock may be granted under the Discretionary Option Grant Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow.

 III.      TAX WITHHOLDING

            A. The Corporation's obligation to deliver shares of Series A Preferred Stock and Class A Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

            B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of Non-Statutory Options (other than the automatic option grants made pursuant to Article Three of the Plan) or unvested shares (other than the unvested shares issued under the Director Fee Program) with the right to use shares of the Corporation's Series A Preferred Stock and Class A Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

            STOCK WITHHOLDING: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Series A Preferred Stock or Class A Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of the shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

            STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Series A Preferred Stock or Class A Common Stock previously acquired by such individual (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

  IV.      EFFECTIVE DATE AND TERM OF PLAN

            A. This Plan shall become effective immediately upon adoption by the Board, and the initial stock options may be made under the Plan immediately upon the November 29, 1993 Effective Date. However, no stock options granted under the Plan shall become exercisable, and no share issuances under the Plan shall vest, unless and until the Plan is approved by the Corporation's stockholders at the 1994 Annual Meeting. Should such stockholder approval not be obtained, then all stock options and share issuances initially made under this Plan shall terminate and cease to be outstanding, and no further stock option grants or share issuances shall be made under this Plan. However, in such event, the Predecessor Plan shall automatically be reinstated, as of the date of the 1994 Annual Stockholders Meeting, in accordance with the provisions of the plan document as last approved by the Corporation's stockholders (including the available share reserve thereunder), and all options incorporated into this Plan from the Predecessor Plan shall be retransferred to the reinstated Predecessor Plan.

            B. Each stock option grant outstanding under the Predecessor Plan immediately prior to the Effective Date shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Series A Preferred Stock or Class A Common Stock thereunder.

            C. The option/vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the Predecessor Plan on the Effective Date but which do not otherwise provide for such acceleration.

            D. The Plan shall terminate upon the EARLIER of (i) November 28, 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Director Fee Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

 V.  USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes

  VI.      REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Director Fee Program and the issuance of Series A Preferred Stock or Class A Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Series A Preferred Stock and Class A Common Stock issued pursuant to it.

            B. No shares of Series A Preferred Stock or Class A Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Series A Preferred Stock and Class A Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Series A Preferred Stock or Class A Common Stock is then listed for trading.

 VII.      NO EMPLOYMENT/SERVICE RIGHTS

            Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

VIII.      MISCELLANEOUS PROVISIONS

            A. Except to the extent otherwise expressly provided under the Plan, the right to acquire Series A Preferred Stock or Class A Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

            B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

            C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees and any holders of unvested shares under the Plan, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                         KOLL REAL ESTATE GROUP
                        STOCK ISSUANCE AGREEMENT


            AGREEMENT made as of this ___ day of _________, 199__ by and between Koll Real Estate Group, a Delaware corporation (the
"Corporation"), and ______________________________, a non-employee member of the Corporation's Board of Directors ("Board") and a participant ("Director") in the special Director Fee Program in effect under the Corporation's 1993 Stock Option/Stock Issuance Plan (the "Plan").

   I.      ISSUANCE OF SHARES

            1.1 ISSUANCE. In accordance with the Director's election to receive shares of the Corporation's Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") in lieu of $____________ of the annual retainer fee otherwise payable to such Director in cash for his or her service as a Board member during the 199__ calendar year, the Corporation hereby issues to Director __________ shares of Series A Preferred Stock (the "Series A Shares") pursuant to the provisions of the Plan and this Agreement.

            1.2 DELIVERY OF CERTIFICATES. The Series A Shares issued under this Agreement are unvested and are subject to cancellation by the Corporation upon the Director's cessation of Board service prior to vesting in such Series A Shares. The certificates representing the unvested Series A Shares issued hereunder shall be held in escrow by the Secretary of the Corporation in accordance with the provisions of Article V of this Agreement, and the Director shall deliver to the Secretary of the Corporation, concurrently with the execution of this Agreement, a duly-executed Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the unvested Series A Shares. The issued Shares shall possess all the rights, preferences and privileges and shall be subject to all the restrictions and limitations applicable to the Corporation's outstanding shares of Series A Preferred Stock, as set forth in the Certificate of Determination for such Series A Preferred Stock.

            1.3  STOCKHOLDER RIGHTS.  Until such time as the Series A
Shares issued under this Agreement are cancelled by the Corporation upon the Director's cessation of Board service prior to vesting in those Series A Shares, the Director shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Series A Shares, subject, however, to the transfer restrictions of Article IV.

            1.4 COMPLIANCE WITH LAW. Under no circumstances shall shares of the Series A Preferred Stock or other assets be issued or delivered to the Director pursuant to the provisions of this Agreement unless and until, in the opinion of counsel for the Corporation or its successors, there shall have been compliance with all applicable requirements of the Federal and state securities laws, all applicable listing requirements of any securities exchange on which shares of the Series A Preferred Stock are then listed for trading and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

 II.      VESTING

            2.1 SCHEDULE. The Director shall acquire a vested interest in the Series A Shares in four equal and successive quarterly installments upon the Director's completion of each calendar quarter of Board service during the 199__ calendar year. All the Series A Shares issued under this Agreement shall immediately vest in full in the event (i) the Director should die or become Permanently Disabled during his or her period of Board service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Board service.


            2.2  DEFINITIONS.    For purposes of this Agreement, the
following definitional provisions shall be in effect:

                  CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                     (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                    (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                 CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation and dissolution of the Corporation, or

                    (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such merger.

            PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Director to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

III.     AUTOMATIC CANCELLATION

            3.1 CANCELLATION. Should the Director cease Board service prior to vesting in one or more quarterly installments of the Series A Shares, then those unvested Series A Shares shall immediately be surrendered to the Corporation for cancellation, and the Director shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled Series A Shares and shall have no further stockholder rights with respect to such Series A Shares.

            3.2  ADDITIONAL SHARES OR SUBSTITUTED SECURITIES.

            A. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Series A Preferred Stock as a class without the Corporation's receipt of consideration (other than the redemption or conversion of the Series A Preferred Stock), any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the unvested Series A Shares at the time subject to this Agreement shall be immediately delivered to the Corporation to be held subject to the provisions of this Agreement, including (without limitation) the provisions governing the automatic surrender and cancellation of such securities or property upon the Director's cessation of Board service prior to vesting in such securities or property.

            B. In the event of the redemption or conversion of any unvested Series A Shares at the time subject to this Agreement, the new, substituted or additional securities (including any shares of the Corporation's Class A Common Stock issued in conversion of the Series A Shares) or other property (including money or any debt or equity securities issued in redemption of the Series A Shares) which is paid or issued in connection with such redemption or conversion shall be immediately delivered to the Corporation to be held subject to all of the provisions of this Agreement, including (without limitation) the provisions governing the automatic surrender and cancellation of such securities or property upon the Director's cessation of Board service prior to vesting in such securities or property. To the extent shares of the Corporation's Class A Common Stock are issued in conversion or redemption of the unvested Series A Shares subject to this Agreement, all references to such unvested Series A Shares in this Agreement shall automatically be converted into references to those unvested shares of the Class A Common Stock.

  IV.      TRANSFER RESTRICTIONS

            4.1 RESTRICTION ON TRANSFER. The Director shall not transfer, assign, encumber or otherwise dispose of any of the unvested Series A Shares which are subject to the automatic cancellation provisions of Article III.

            4.2 RESTRICTIVE LEGENDS. The stock certificates for the unvested Series A Shares subject to this Agreement shall be endorsed with the following restrictive legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO TRANSFER RESTRICTIONS AND CANCELLATION IN THE EVENT THE REGISTERED HOLDER CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES WHICH IS DATED ______________, 199__. A COPY OF SUCH AGREEMENT
IS ON FILE AT THE CORPORATION'S PRINCIPAL OFFICES.

   V.      ESCROW

            5.1  DEPOSIT.  The certificates for the unvested Series A
Shares issued hereunder shall be immediately deposited in escrow with the Secretary of the Corporation to be held in accordance with the provisions of this Article V. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Secretary of the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 5.3. Upon delivery of the certificates (or other assets and securities) to the Secretary of the Corporation, the Director shall be issued an instrument of deposit acknowledging the number of unvested Series A Shares (or other assets and securities) delivered in escrow.

            5.2 RECAPITALIZATION. All regular cash dividends on the unvested Series A Shares (or on any other securities at the time held in escrow) shall be paid directly to the Director and shall not be held in escrow. However, in the event of (i) any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Series A Preferred Stock as a class effected without the Corporation's receipt of consideration, (ii) any reorganization of the Corporation (including, without limitation, a Corporate Transaction) or (iii) the redemption or conversion of the unvested Series A Shares at the time subject to this Agreement, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of such transaction distributed, paid or issued with respect to the unvested Series A Shares at the time subject to this Agreement (including any shares of the Corporation's Class A Common Stock issued in conversion of such Series A Shares or any money or debt or equity securities issued in redemption of such Series A Shares) shall be immediately delivered to the Secretary of the Corporation to be held in escrow under this Article V.

            5.3 RELEASE/SURRENDER. The unvested Series A Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for cancellation:

               (i) Upon the Director's cessation of Board service for any reason other than death or Permanent Disability, the escrowed certificates for the unvested Series A Shares at the time subject to this Agreement (together with any other assets or securities attributable thereto) shall be delivered to the Corporation for cancellation, and the Director shall immediately cease to have any further rights or claims with respect to such unvested Series A Shares (or other assets or securities attributable to those unvested shares).

              (ii) As the interest of the Director in the Series A Shares issued under this Agreement (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article II, the certificates for those vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Director.

  VI.      SPECIAL TAX ELECTION

            6.1  SECTION 83(B) ELECTION.  The Director shall be
subject to income taxation with respect to the unvested Series A Shares in accordance with the applicable tax principles of Section 83 of the Internal
Revenue Code (the "Code").   The Director accordingly understands that there
will be no taxation of the unvested Series A Shares at the time of issuance under this Agreement, but as the Director's interest in such Series A Shares vests in quarterly increments over the Director's period of Board service, the fair market value of the Series A Shares which vest on each such quarterly date will be reportable as ordinary income. Director understands, however, that he or she may elect under Code Section 83(b) to be taxed at the time the unvested Series A Shares are issued under this Agreement, rather than when and as the Series A Shares subsequently vest. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. DIRECTOR UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE DIRECTOR UPON THE VESTING OF HIS OR HER INTEREST IN THE SERIES A SHARES ISSUED HEREUNDER.

            6.2 DIRECTOR RESPONSIBILITY. DIRECTOR ACKNOWLEDGES THAT IT IS DIRECTOR'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF DIRECTOR REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

 VII.      GENERAL PROVISIONS

            7.1 NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

            7.2 NOTICES. Any notice required in connection with this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 7.2 to all other parties to this Agreement.

VIII.      MISCELLANEOUS PROVISIONS

            8.1 DIRECTOR UNDERTAKING. Director hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Director or the Series A Shares pursuant to the express provisions of this Agreement.

            8.2 AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

            8.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws provisions.

            8.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Director and the Director's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

            8.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts. Each such counterpart shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.


                                    KOLL REAL ESTATE GROUP


                                    By:
                                        ------------------------------------


                                    Title: _________________________________


                                    Address: ______________________________

                                             ______________________________

                                    _______________________________________

                                                 DIRECTOR

                                    Address: ______________________________

                                             ______________________________

                                  EXHIBIT I

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


                        FOR VALUE RECEIVED _______________________ hereby

assign(s) and transfer(s) unto Koll Real Estate Group (the "Corporation"),

____________________________ (_______) shares of the Series A Convertible

Redeemable Preferred Stock of the Corporation standing in ______________

name on the books of the Corporation represented by Certificate No. ___________

herewith and do hereby irrevocably constitute and appoint _____________________

Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated: ____________________





                                   Signature _______________________________








INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to automatically cancel unvested shares in the event of the Director's termination of Board service in accordance with the Agreement without requiring additional signatures on the part of the Director.

                                  EXHIBIT II

                         SECTION 83(B) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)   The taxpayer who performed the services is:

      Name:
      Address:
      Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is shares of the Series A Convertible Redeemable Preferred Stock of Koll Real Estate Group.

(3)   The property was issued on January ____, 199__.

(4) The taxable year in which the election is being made is the calendar year 199__.

(5) The property is subject to a substantial risk of forfeiture pursuant to which the taxpayer's right to the property will be cancelled if taxpayer's service with the issuer is terminated for any reason other than death or disability. The property will cease to be subject to such forfeiture risk and will vest in four quarterly installments at the end of each calendar quarter during the 199__ calendar year.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $______________ per share.

(7)   The amount paid for such property is $-0- per share.

(8) A copy of this statement was furnished to Koll Real Estate Group for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed as of: _________________, 199__.


____________________________________    ______________________________________
Spouse (if any)                         Taxpayer

THIS FORM MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH TAXPAYER FILES HIS/HER FEDERAL INCOME TAX RETURNS. THE FILING MUST BE MADE WITHIN 30 DAYS AFTER THE EXECUTION DATE OF THE STOCK ISSUANCE AGREEMENT AND SHOULD BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. DIRECTOR MUST RETAIN TWO (2) COPIES OF THE COMPLETED FORM FOR FILING WITH HIS OR HER FEDERAL AND STATE TAX RETURNS FOR THE CURRENT TAX YEAR AND AN ADDITIONAL COPY FOR HIS OR HER RECORDS.

                             KOLL REAL ESTATE GROUP
                            STOCK ISSUANCE AGREEMENT



          AGREEMENT made as of this ___ day of _________, 199__ by and between Koll Real Estate Group, a Delaware corporation (the "Corporation"), and 1-, a non-employee member of the Corporation's Board of Directors ("Board") and a participant ("Director") in the special Director Fee Program in effect under the Corporation's 1993 Stock Option/Stock Issuance Plan (the "Plan").

   I.     ISSUANCE OF SHARES

          1.1 ISSUANCE. In accordance with the Director's election to receive shares of the Corporation's Class A Common Stock in lieu of $2- of the annual retainer fee otherwise payable to such Director in cash for his or her service as a Board member during the 1993- calendar year, the Corporation hereby issues to Director 4- shares of Class A Common Stock (the "Class A Shares") pursuant to the provisions of the Plan and this Agreement.

          1.2 DELIVERY OF CERTIFICATES. The Class A Shares issued under this Agreement are unvested and are subject to cancellation by the Corporation upon the Director's cessation of Board service prior to vesting in such Class A Shares. The certificates representing the unvested Class A Shares issued hereunder shall be held in escrow by the Secretary of the Corporation in accordance with the provisions of Article V of this Agreement, and the Director shall deliver to the Secretary of the Corporation, concurrently with the execution of this Agreement, a duly-executed Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the unvested Class A Shares.

          1.3 STOCKHOLDER RIGHTS. Until such time as the Class A Shares issued under this Agreement are cancelled by the Corporation upon the Director's cessation of Board service prior to vesting in those Class A Shares, the Director shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Class A Shares, subject, however, to the transfer restrictions of Article IV.

          1.4 COMPLIANCE WITH LAW. Under no circumstances shall shares of the Series A Preferred Stock or other assets be issued or delivered to the Director pursuant to the provisions of this Agreement unless and until, in the opinion of counsel for the Corporation or its successors, there shall have been compliance with all applicable requirements of the Federal and state securities laws, all applicable listing requirements of any securities exchange on which shares of the Corporation's Class A Common Stock are then listed for trading and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

  II.     VESTING

          2.1 SCHEDULE. The Director shall acquire a vested interest in the Class A Shares in four equal and successive quarterly installments upon the Director's completion of each calendar quarter of Board service during the 1995-calendar year. All the Class A Shares issued under this Agreement shall immediately vest in full in the event (i) the Director should die or become Permanently Disabled during his or her period of Board service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Board service.

          2.2  DEFINITIONS.   For purposes of this Agreement, the following
definitional provisions shall be in effect:

               CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                 (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                                       2.

               CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                 (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation and dissolution of the Corporation, or

                (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such merger.

          PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Director to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

 III.     AUTOMATIC CANCELLATION

          3.1 CANCELLATION. Should the Director cease Board service prior to vesting in one or more quarterly installments of the Class A Shares, then those unvested Class A Shares shall immediately be surrendered to the Corporation for cancellation, and the Director shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled Class A Shares and shall have no further stockholder rights with respect to such Class A Shares.

          3.2  ADDITIONAL SHARES OR SUBSTITUTED SECURITIES.

          A. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Class A Common Stock as a class without the Corporation's receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the unvested Class A Shares at the time subject to this Agreement shall

                                       3.

be immediately delivered to the Corporation to be held subject to the provisions of this Agreement, including (without limitation) the provisions governing the automatic surrender and cancellation of such securities or property upon the Director's termination of Board service prior to vesting in such securities or property.

          B. Neither the redemption nor the conversion of the shares of the Corporation's outstanding Series A Convertible Redeemable Preferred Stock shall have any effect or impact upon the unvested Class A Shares at the time subject to this Agreement or any other securities or property held in escrow pursuant to the provisions of Article V.

  IV.     TRANSFER RESTRICTIONS

          4.1 RESTRICTION ON TRANSFER. The Director shall not transfer, assign, encumber or otherwise dispose of any of the unvested Class A Shares which are subject to the automatic cancellation provisions of Article III.

          4.2 RESTRICTIVE LEGENDS. The stock certificates for the unvested Class A Shares subject to this Agreement shall be endorsed with the following restrictive legend:

   THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO TRANSFER RESTRICTIONS AND CANCELLATION IN THE EVENT THE REGISTERED HOLDER CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES WHICH IS DATED ______________, 199___. A COPY OF SUCH AGREEMENT IS ON FILE AT THE CORPORATION'S PRINCIPAL OFFICES.

   V.     ESCROW

          5.1 DEPOSIT. The certificates for the unvested Class A Shares issued hereunder shall be immediately deposited in escrow with the Secretary of the Corporation to be held in accordance with the provisions of this Article V.
Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Secretary of the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 5.3. Upon delivery of the certificates (or other assets and securities) to the Secretary of the

                                       4.

Corporation, the Director shall be issued an instrument of deposit acknowledging the number of unvested Class A Shares (or other assets and securities) delivered in escrow.

          5.2 RECAPITALIZATION. All regular cash dividends on the unvested Class A Shares (or on any other securities at the time held in escrow) shall be paid directly to the Director and shall not be held in escrow. However, in the event of (i) any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Series A Preferred Stock as a class effected without the Corporation's receipt of consideration or (ii) any reorganization of the Corporation (including, without limitation, a Corporate Transaction), any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of such transaction distributed with respect to the unvested Class A Shares at the time subject to this Agreement shall be immediately delivered to the Secretary of the Corporation to be held in escrow under this Article V.

          5.3 RELEASE/SURRENDER. The unvested Class A Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for cancellation:

             (i) Upon the Director's cessation of Board service for any reason other than death or Permanent Disability, the escrowed certificates for the unvested Class A Shares at the time subject to this Agreement (together with any other assets or securities attributable thereto) shall be delivered to the Corporation for cancellation, and the Director shall immediately cease to have any further rights or claims with respect to such unvested Class A Shares (or other assets or securities attributable to those unvested shares).

            (ii) As the interest of the Director in the Class A Shares issued under this Agreement (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article II, the certificates for those vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Director.

                                       5.

  VI.     SPECIAL TAX ELECTION

          6.1 SECTION 83(B) ELECTION. The Director shall be subject to income taxation with respect to the unvested Class A Shares in accordance with the applicable tax principles of Section 83 of the Internal Revenue Code (the
"Code").   The Director accordingly understands that there will be no taxation of the unvested Class A Shares at the time of issuance under this Agreement, but as the Director's interest in such Class A Shares vests in quarterly increments over the Director's period of Board service, the fair market value of the Class A Shares which vest on each such quarterly date will be reportable as ordinary income. Director understands, however, that he or she may elect under Code
Section 83(b) to be taxed at the time the unvested Class A Shares are issued under this Agreement, rather than when and as the Class A Shares subsequently vest. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. DIRECTOR UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE DIRECTOR UPON THE VESTING OF HIS OR HER INTEREST IN THE CLASS A SHARES ISSUED HEREUNDER.

          6.2 DIRECTOR RESPONSIBILITY. DIRECTOR ACKNOWLEDGES THAT IT IS DIRECTOR'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF DIRECTOR REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

 VII.     GENERAL PROVISIONS

          7.1 NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

          7.2 NOTICES. Any notice required in connection with this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 7.2 to the other party.

                                       6.

VIII.     MISCELLANEOUS PROVISIONS

          8.1 DIRECTOR UNDERTAKING. Director hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Director or the Class A Shares pursuant to the express provisions of this Agreement.

          8.2 AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

          8.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

          8.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Director and the Director's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

          8.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts. Each such counterpart shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

                                       7.

                       GASONICS INTERNATIONAL CORPORATION
                         NOTICE OF GRANT OF STOCK OPTION


          Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of GaSonics International Corporation (the "Corporation"):

     OPTIONEE:

     GRANT DATE:

     EXERCISE PRICE:     $_______ per share

     NUMBER OF OPTION SHARES: _________________ shares

     EXPIRATION DATE: _______________________, 200____

     TYPE OF OPTION:  ____ Incentive Stock Option
                      ____ Non-Statutory Option

     EXERCISE SCHEDULE: The Option shall become exercisable for twenty percent (20%) of the Option Shares upon Optionee's completion of one
     (1) year of Service (as defined in the attached Stock Option Agreement) measured from the Grant Date and shall become exercisable for the balance of the Option Shares in a series of four (4) equal and successive annual installments upon Optionee's completion of each additional year of Service thereafter. In no event shall the Option become exercisable for any additional Option Shares following Optionee's cessation of Service. However, in the event Optionee's Service should terminate by reason of Permanent Disability (as defined in the attached Stock Option Agreement), the Option shall immediately become exercisable for an additional twenty percent (20%) of the Option Shares.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the GaSonics International Corporation 1994 Stock Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee also acknowledges receipt of a copy of the official prospectus for the Plan attached hereto as Exhibit B.

          NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary employing Optionee) or Optionee, which reights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.


Dated:  _____________, 199___

                                   GASONICS INTERNATIONAL CORPORATION


                                   By:  ________________________________________

                                   Title:  _____________________________________


                                   _____________________________________________
                                                       OPTIONEE

                                   Address:  ___________________________________

                                             ___________________________________





ATTACHMENTS:
Exhibit A:  Stock Option Agreement
Exhibit B.  Plan Summary and Prospectus

                                       2.

                                    EXHIBIT A

                             STOCK OPTION AGFEEMENT

                                    EXHIBIT I

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


               FOR VALUE RECEIVED 1 - hereby assign(s) and transfer(s) unto Koll Real Estate Group (the "Corporation"), _________________________________ (_____)
shares of the Class A Common Stock of the Corporation standing in __________ name on the books of the Corporation represented by Certificate No. ___________________ herewith and do hereby irrevocably constitute and appoint
_______________________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:  ________________


                        Signature ____________________________
                                   1-







INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to automatically cancel unvested shares in the event of the Director's termination of Board service in accordance with the Agreement without requiring additional signatures on the part of the Director.

01/07/94

               IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.


                              KOLL REAL ESTATE GROUP


                              By: ________________________________________


                              Title: _____________________________________


                              Address: ___________________________________

                                       ___________________________________


                              ____________________________________________
                              1-, DIRECTOR

                              Address:  6-
                                        7-
                                        8-

                                       8.

                                   EXHIBIT II

                           SECTION 83(B) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name:  1-
     Address:  6-
               7-
               8-

     Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is 4- shares of the Class A Common Stock of Koll Real Estate Group.

(3)  The property was issued on January, 1993-.

(4) The taxable year in which the election is being made is the calendar year 1993-.

(5) The property is subject to a substantial risk of forfeiture pursuant to which the taxpayer's right to the property will be cancelled if taxpayer's service with the issuer is terminated for any reason other than death or disability. The property will cease to be subject to such forfeiture risk and will vest in four quarterly installments at the end of each calendar quarter during the 1995- calendar year.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $9- per share.

(7)  The amount paid for such property is $-0- per share.

(8) A copy of this statement was furnished to Koll Real Estate Group for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed as of: _________________, 199__.


__________________________        ______________________________
Spouse (if any)                   Taxpayer

THIS FORM MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH TAXPAYER FILES HIS/HER FEDERAL INCOME TAX RETURNS. THE FILING MUST BE MADE WITHIN 30 DAYS AFTER THE EXECUTION DATE OF THE STOCK ISSUANCE AGREEMENT AND SHOULD BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. DIRECTOR MUST RETAIN TWO (2) COPIES OF THE COMPLETED FORM FOR FILING WITH HIS OR HER FEDERAL AND STATE TAX RETURNS FOR THE CURRENT TAX YEAR AND AN ADDITIONAL COPY FOR HIS OR HER RECORDS.

                             KOLL REAL ESTATE GROUP

                               NOTICE OF GRANT OF
                              AUTOMATIC STOCK OPTION

          Notice is hereby given of the following stock option (the "Option") to purchase shares of the Class A Common Stock of Koll Real Estate Group (the "Corporation") which has been granted pursuant to the automatic grant program in effect under the Corporation's 1993 Stock Option/Stock Issuance Plan ( the "Plan"):

          OPTIONEE:      _______________________________

          GRANT DATE:    _______________________________

          TYPE OF OPTION:  Non-Statutory Stock Option

          OPTION EXERCISE PRICE:  $___________ per share

          NUMBER OF OPTION SHARES: 125,000 shares of Series A
                                   Convertible Redeemable Preferred Stock

          EXPIRATION DATE: _____________________________

          EXERCISE SCHEDULE: The option is immediately exercisable for all the Option Shares.

          VESTING SCHEDULE: The Option Shares shall be unvested and subject to repurchase by the Corporation, at the Option Exercise Price paid per share, upon Optionee's cessation of service as a member of the Corporation's Board of Directors (the "Board") prior to vesting in the Option Shares. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall lapse with respect to: (i) forty percent (40%) of the Option Shares upon Optionee's completion of one (1) year of Board service measured from the Grant Date, (ii) an additional thirty percent (30%) of the Option Shares upon the Optionee's completion of two (2) years of Board service measured from the Grant Date, and (iii) the remaining thirty percent (30%) of the Option Shares upon the Optionee's completion of three (3) years of Board service measured from the Grant Date. In no event shall any additional Option Shares vest following Optionee's cessation of Board service other than by reason of death or permanent disability.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan governing automatic option grants made to non-employee Board members. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

          Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus attached hereto as Exhibit B. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporate Offices at 4343 Von Karman Boulevard, Newport Beach, CA 92660.

          REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERRABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION AND ITS ASSIGNS, AT THE OPTION EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF BOARD SERVICE PRIOR TO VESTING IN SUCH SHARES. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SET FORTH IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

          No provision of this Notice of Grant or the attached Automatic Stock Option Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DATED: ____________________, 199__

                                   KOLL REAL ESTATE GROUP

                                   By: __________________________

                                   Title: _______________________


                                   ______________________________
                                               OPTIONEE

                                   Address:  ____________________

                                             ____________________
ATTACHMENTS:
EXHIBIT A:     STOCK OPTION AGREEMENT
EXHIBIT B:     PLAN SUMMARY AND PROSPECTUS

                             KOLL REAL ESTATE GROUP
                        AUTOMATIC STOCK OPTION AGREEMENT


RECITALS

          A. The Corporation has approved and implemented an automatic option grant program under the 1993 Stock Option/Stock Issuance Plan (the "Plan") pursuant to which eligible non-employee members of the Corporation's Board of Directors (the "Board") will automatically receive special option grants at periodic intervals over their period of Board service in order to provide such individuals with a meaningful incentive to continue to serve as Board members.

          B. Optionee is an eligible non-employee Board member, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's Series A Convertible Redeemable Preferred Stock ("Series A Preferred Stock") under the Plan.

          C. The granted option is intended to be a non-statutory option which does NOT meet the requirements of Section 422 of the Internal Revenue Code.

          NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to the number of shares of Series A Preferred Stock (the "Option Shares") specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Option Exercise Price") specified in the Grant Notice.

          2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the expiration date specified in the Grant Notice ("Expiration Date"), unless sooner terminated pursuant to Paragraph 5, 7 or 8.

          3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 8.B., shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

          4. EXERCISABILITY. This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule set forth in the Grant Notice and shall remain so exercisable until the expiration or sooner termination of the option term. In no event, however, shall any additional Option Shares vest following Optionee's cessation of service as a Board member.

          5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

          - Should Optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding this option, then the period for exercising this option shall be reduced to a six (6)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) in which the Optionee is vested on the date Optionee ceases service as a Board member. Upon the EARLIER of (i) the expiration of such six (6)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to remain outstanding with respect to any vested Option Shares for which the option has not otherwise been exercised.

          - Should Optionee die during the six (6)-month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which the Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares subsequently purchased by Optionee but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to remain outstanding with respect to all vested Option Shares for which this option has not otherwise been exercised, upon the EARLIER of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the specified Expiration Date of the option term.

                                       2.

          - Should Optionee die or become permanently disabled while serving as a Board member, then all the Option Shares subject to this option at the time of such cessation of Board service shall immediately vest, and Optionee, or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution, shall have the right to exercise this option for any or all of those vested Option Shares. Such right of exercise shall terminate, and this option shall cease to remain outstanding with respect to all Option Shares for which this option has not otherwise been exercised, upon the EARLIER of (i) the expiration of the twelve (12)-month period measured from the date on which Optionee dies or becomes permanently disabled or (ii) the specified Expiration Date of the option term.

          - Upon Optionee's cessation of Board service for any reason other than death or permanent disability, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares in which the Optionee is not otherwise at that time vested in accordance with the Vesting Schedule set forth in the Grant Notice or the special vesting acceleration provisions of Paragraph 7 or 8.

          - Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          6.   ADJUSTMENT IN OPTION SHARES.

          A. Should any change be made to the Series A Preferred Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting such Series A Preferred Stock as a class without the Corporation's receipt of consideration (other than the redemption or conversion of such Series A shares), then the number and class of securities purchasable under this option and the Option Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; PROVIDED, however, the aggregate Option Exercise Price shall remain the same.

          B. Upon each redemption or conversion of the Corporation's outstanding shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock at the time subject to this option shall automatically be decreased by the same percentage by which the number of outstanding shares of Series A Preferred Stock is decreased by reason of such redemption or conversion, and

                                       3.

this option shall, in lieu of such Series A shares, automatically become exercisable for that number of shares of the Corporation's Class A Common Stock obtained by multiplying (i) the number of shares of Series A Preferred Stock no longer subject to this option by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock was at the time convertible on a per-share basis. In addition, the Option Exercise Price payable per share of the Class A Common Stock which becomes subject to this option shall be determined by dividing (i) the Option Exercise Price per share in effect for the Series A Preferred Stock immediately prior to the redemption or conversion of such Series A shares by (ii) the number of shares of Class A Common Stock into which each such redeemed or converted share of Series A Preferred Stock was at the time convertible on a per-share basis.
To the extent this option becomes exercisable for shares of Class A Common Stock, all references in this Agreement to the Series A Preferred Stock shall automatically be converted into references to shares of the Class A Common Stock.

          C. To the extent this option is assumed in connection with any Corporate Transaction under Paragraph 7 or is otherwise to continue in effect, this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Optionee, in consummation of such Corporate Transaction, had this option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

          7. CORPORATE TRANSACTION. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

               a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

               b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

               c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or

                                       4.

     persons different from the persons holding those securities immediately prior to such merger,

          all Option Shares at the time subject to this option but not otherwise vested shall automatically vest so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Series A Preferred Stock. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor entity (or parent thereof).

          8.   CHANGE IN CONTROL/HOSTILE TAKEOVER.

          A. All Option Shares subject to this option at the time of a Change in Control (as defined below) but not otherwise vested shall automatically vest so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Series A Preferred Stock. This option shall remain exercisable for such fully-vested Option Shares until the EARLIEST to occur of (i) the specified Expiration Date of the option term, (ii) the sooner termination of this option in accordance with Paragraph 5 or 7 or (iii) the surrender of this option under Paragraph 8.B.

          B. Provided this option has been outstanding for at least six (6) months prior to the occurrence of a Hostile Take-Over (as defined below), Optionee shall have the unconditional right (exercisable during the thirty (30)- day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price (as defined below) of the Option Shares at the time subject to the surrendered option (whether or not those Option Shares are at the time vested) over (ii) the aggregate Option Exercise Price payable for such shares.

          To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days

                                       5.

following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. In the event this option is surrendered for only a portion of the Option Shares at the time subject thereto, the Corporation shall issue a new stock option agreement (substantially in the form of this Agreement) for the balance of the Option Shares for which this option is not surrendered.

               This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

          C. DEFINITIONS: For purposes of this Agreement, the following definitions shall be in effect:

          A CHANGE IN CONTROL shall be deemed to occur in the event:

             (1) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

             (2) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                                       6.

          A HOSTILE TAKE-OVER shall be deemed to occur in the event (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept AND (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

          The TAKE-OVER PRICE per share shall be deemed to be equal to the GREATER of (i) the Fair Market Value per share of Series A Preferred Stock on the option surrender date, as determined in accordance with the valuation provisions of Paragraph 9.B. or (ii) the highest reported price per share of Series A Preferred Stock paid by the tender offeror in effecting the Hostile Take-Over.

          9.   MANNER OF EXERCISING OPTION.

          A. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

              - To the extent the option is exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, the Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a stock purchase agreement in form and substance satisfactory to the Corporation (the "Purchase Agreement") which grants the Corporation the right to repurchase, at the Option Exercise Price, any and all

                                       7.

     unvested Option Shares held by the Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any purchased Option Shares subject to such repurchase right.

              - The aggregate Option Exercise Price for the purchased Option Shares shall be paid in one of the following alternative forms:

                       (a) full payment in cash or check made payable to the Corporation's order; or

                       (b) full payment in shares of Series A Preferred Stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value (as defined below) on the Exercise Date (as defined below); or

                       (c) full payment in a combination of shares of Series A Preferred Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                       (d) to the extent the option is exercised for vested Option Shares, full payment through a broker-dealer sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable written instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Exercise Price payable for those shares and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

              - Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than the Optionee.

          B. For all other valuation purposes under this Agreement, the FAIR MARKET VALUE per share of Series A Preferred Stock on any relevant date shall be the determined in accordance with the following provisions:

                                       8.

              - If the Series A Preferred Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Series A Preferred Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

              - If the Series A Preferred Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange serving as the primary market for the Series A Preferred Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Series A Preferred Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          C. The EXERCISE DATE shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation, together with the appropriate Purchase Agreement for any unvested shares acquired under the option. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested Option Shares, payment of the Option Exercise Price for the purchased shares must accompany such notice.

          D. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

          E. In no event may this option be exercised for any fractional share.

                                       9.

          10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Option Exercise Price for the purchased shares. The purchased Option Shares shall possess all the rights, preferences and privileges and shall be subject to all the restrictions and limitations applicable to the Corporation's Series A Preferred Stock, as set forth in the Certificate of Determination for the Series A Preferred Stock.

          11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

          12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Series A Preferred Stock may be listed for trading at the time of such exercise and issuance.

          13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

          14. DISCHARGE OF LIABILITY. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Series A Preferred Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Series A Preferred Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

          15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 4343 Von Karman Boulevard, Newport Beach, CA 92660. Any notice required to be

                                       10.

given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the automatic option grant provisions of Article Three of the Plan. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          17. STOCKHOLDER APPROVAL. Notwithstanding any provision to the contrary in this Agreement, this option may not be exercised in whole or in part at any time prior to the approval of the Plan by the Corporation's stockholders at the 1994 Annual Meeting. In the event such stockholder approval is not obtained, this option shall thereupon terminate and cease to remain outstanding without ever becoming exercisable for any of the Option Shares.

                                       11.

                                    EXHIBIT I

                              NOTICE OF EXERCISE OF
                      NON-STATUTORY AUTOMATIC STOCK OPTION


          I hereby notify Koll Real Estate Group (the "Corporation") that I elect to purchase _________ shares of Series A Convertible Redeemable Preferred Stock of the Corporation (the "Purchased Shares") at the option exercise price of $________ per share (the "Option Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1993 Stock Option/Stock Issuance Plan on ___________, 199_.

          Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Option Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Option Exercise Price for any Purchased Shares in which I am vested at the time of exercise.




___________________________   __________________________________
Date                                                    Optionee

                              Address:  _______________________

                                        _______________________


Print name in exact manner
it is to appear on the
stock certificate:            __________________________________


Address to which certificate
is to be sent, if different
from address above:           __________________________________

                              __________________________________

Social Security Number:       __________________________________

                             KOLL REAL ESTATE GROUP

                               NOTICE OF GRANT OF
                              AUTOMATIC STOCK OPTION

          Notice is hereby given of the following stock option (the "Option") to purchase shares of the Class A Common Stock of Koll Real Estate Group (the "Corporation") which has been granted pursuant to the automatic grant program in effect under the Corporation's 1993 Stock Option/Stock Issuance Plan ( the "Plan"):

          OPTIONEE:      _______________________________

          GRANT DATE:    _______________________________

          TYPE OF OPTION:  Non-Statutory Stock Option

          OPTION EXERCISE PRICE:  $___________ per share

          NUMBER OF OPTION SHARES: 125,000 shares of Class A
                                   Common Stock

          EXPIRATION DATE: ______________________________

          EXERCISE SCHEDULE: The option is immediately exercisable for all the Option Shares.

          VESTING SCHEDULE: The Option Shares shall be unvested and subject to repurchase by the Corporation, at the Option Exercise Price paid per share, upon Optionee's cessation of service as a member of the Corporation's Board of Directors (the "Board") prior to vesting in the Option Shares. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall lapse with respect to: (i) forty percent (40%) of the Option Shares upon Optionee's completion of one (1) year of Board service measured from the Grant Date, (ii) an additional thirty percent (30%) of the Option Shares upon the Optionee's completion of two (2) years of Board service measured from the Grant Date, and (iii) the remaining thirty percent (30%) of the Option Shares upon the Optionee's completion of three (3) years of Board service measured from the Grant Date. In no event shall any additional Option Shares vest following Optionee's cessation of Board service other than by reason of death or permanent disability.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan governing automatic option grants made to non-employee Board members. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

          Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus attached hereto as Exhibit B. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporate Offices at 4343 Von Karman Boulevard, Newport Beach, CA 92660.

          REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERRABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION AND ITS ASSIGNS, AT THE OPTION EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF BOARD SERVICE PRIOR TO VESTING IN SUCH SHARES. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SET FORTH IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

          No provision of this Notice of Grant or the attached Automatic Stock Option Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DATED: ____________________, 199__

                                   KOLL REAL ESTATE GROUP

                                   By: __________________________

                                   Title: _______________________


                                   ______________________________
                                               OPTIONEE

                                   Address:  ____________________

                                             ____________________
ATTACHMENTS:
EXHIBIT A:     STOCK OPTION AGREEMENT
EXHIBIT B:     PLAN SUMMARY AND PROSPECTUS

                             KOLL REAL ESTATE GROUP
                        AUTOMATIC STOCK OPTION AGREEMENT


RECITALS

          A. The Corporation has approved and implemented an automatic option grant program under the 1993 Stock Option/Stock Issuance Plan (the "Plan") pursuant to which eligible non-employee members of the Corporation's Board of Directors (the "Board") will automatically receive special option grants at periodic intervals over their period of Board service in order to provide such individuals with a meaningful incentive to continue to serve as Board members.

          B. Optionee is an eligible non-employee Board member, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's Class A Common Stock ("Class A Common Stock) under the Plan.

          C. The granted option is intended to be a non-statutory option which does NOT meet the requirements of Section 422 of the Internal Revenue Code.

          NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to the number of shares of Class A Common Stock (the "Option Shares") specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Option Exercise Price") specified in the Grant Notice.

          2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the expiration date specified in the Grant Notice ("Expiration Date"), unless sooner terminated pursuant to Paragraph 5, 7 or 8.

          3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 8.B., shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

          4. EXERCISABILITY. This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule set forth in the Grant Notice and shall remain so exercisable until the expiration or sooner termination of the option term. In no event, however, shall any additional Option Shares vest following Optionee's cessation of service as a Board member.

          5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

          - Should Optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding this option, then the period for exercising this option shall be reduced to a six (6)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) in which the Optionee is vested on the date Optionee ceases service as a Board member. Upon the EARLIER of (i) the expiration of such six (6)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to remain outstanding with respect to any vested Option Shares for which the option has not otherwise been exercised.

          - Should Optionee die during the six (6)-month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which the Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares subsequently purchased by Optionee but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to remain outstanding with respect to all vested Option Shares for which this option has not otherwise been exercised, upon the EARLIER of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the specified Expiration Date of the option term.

                                       2.

          - Should Optionee die or become permanently disabled while serving as a Board member, then all the Option Shares subject to this option at the time of such cessation of Board service shall immediately vest, and Optionee, or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution, shall have the right to exercise this option for any or all of those vested Option Shares. Such right of exercise shall terminate, and this option shall accordingly cease to remain outstanding with respect to all Option Shares for which this option has not otherwise been exercised, upon the EARLIER of (i) the expiration of the twelve (12)-month period measured from the date on which Optionee dies or becomes permanently disabled or (ii) the specified Expiration Date of the option term.

          - Upon Optionee's cessation of Board service for any reason other than death or permanent disability, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares in which the Optionee is not otherwise at that time vested in accordance with the Vesting Schedule set forth in the Grant Notice or the special vesting acceleration provisions of Paragraph 7 or 8.

          - Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          6.   ADJUSTMENT IN OPTION SHARES.

          A. Should any change be made to the Class A Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting such Class A Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Option Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; PROVIDED, however, the aggregate Option Exercise Price shall remain the same.

          B. No adjustments shall be made to either the number of Option Shares or the Option Exercise Price payable per share, in the event the Corporation's outstanding shares of Series A Convertible Redeemable Preferred Stock are converted into shares of the Class A Common Stock or are redeemed for consideration payable in such Class A shares or in cash or other securities.

                                       3.

          C. To the extent this option is assumed in connection with any Corporate Transaction under Paragraph 7 or is otherwise to continue in effect, this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Optionee, in consummation of such Corporate Transaction, had this option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

          7. CORPORATE TRANSACTION. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

               a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

               b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

               c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, all Option Shares at the time subject to this option but not otherwise vested shall automatically vest so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Class A Common Stock. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor entity (or parent thereof).

          8.   CHANGE IN CONTROL/HOSTILE TAKEOVER.

          A. All Option Shares subject to this option at the time of a Change in Control (as defined below) but not otherwise vested

                                       4.

shall automatically vest so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Class A Common Stock. This option shall remain exercisable for such fully-vested Option Shares until the EARLIEST to occur of (i) the specified Expiration Date of the option term, (ii) the sooner termination of this option in accordance with Paragraph 5 or 7 or (iii) the surrender of this option under Paragraph 8.B.

          B. Provided this option has been outstanding for at least six (6) months prior to the occurrence of a Hostile Take-Over (as defined below), Optionee shall have the unconditional right (exercisable during the thirty (30)- day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price (as defined below) of the Option Shares at the time subject to the surrendered option (whether or not those Option Shares are at the time vested) over (ii) the aggregate Option Exercise Price payable for such shares.

          To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. In the event this option is surrendered for only a portion of the Option Shares at the time subject thereto, the Corporation shall issue a new stock option agreement (substantially in the form of this Agreement) for the balance of the Option Shares for which this option is not surrendered.

               This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

                                       5.

          C. DEFINITIONS: For purposes of this Agreement, the following definitions shall be in effect:

          A CHANGE IN CONTROL shall be deemed to occur in the event:

             (1) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

             (2) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          A HOSTILE TAKE-OVER shall be deemed to occur in the event (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept AND (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

                                       6.

          The TAKE-OVER PRICE per share shall be deemed to be equal to the GREATER of (i) the Fair Market Value per share of Class A Common Stock on the option surrender date, as determined in accordance with the valuation provisions of Paragraph 9.B. or (ii) the highest reported price per share of Class A Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

          9.   MANNER OF EXERCISING OPTION.

          A. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

              - To the extent the option is exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, the Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a stock purchase agreement in form and substance satisfactory to the Corporation (the "Purchase Agreement") which grants the Corporation the right to repurchase, at the Option Exercise Price, any and all unvested Option Shares held by the Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any purchased Option Shares subject to such repurchase right.

              - The aggregate Option Exercise Price for the purchased Option Shares shall be paid in one of the following alternative forms:

                       (a) full payment in cash or check made payable to the Corporation's order; or

                       (b) full payment in shares of Class A Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value (as defined below) on the Exercise Date (as defined below); or

                                       7.

                       (c) full payment in a combination of shares of Class A Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                       (d) to the extent the option is exercised for vested Option Shares, full payment through a broker-dealer sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable written instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Exercise Price payable for those shares and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

              - Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than the Optionee.

          B. For purposes of subparagraph 9.B. above and for all other valuation purposes under this Agreement, the FAIR MARKET VALUE per share of Class A Common Stock on any relevant date shall be the determined in accordance with the following provisions:

              - If the Class A Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Class A Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

              - If the Class A Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange serving as the primary market for the Class A

                                       8.

     Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Class A Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          C. The EXERCISE DATE shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation, together with the appropriate Purchase Agreement for any unvested shares acquired under the option. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested Option Shares, payment of the Option Exercise Price for the purchased shares must accompany such notice.

          D. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

          E. In no event may this option be exercised for any fractional share.

          10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Option Exercise Price for the purchased shares.

          11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

          12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which

                                       9.

shares of the Class A Common Stock may be listed for trading at the time of such exercise and issuance.

          13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

          14. DISCHARGE OF LIABILITY. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Class A Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Class A Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

          15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 4343 Von Karman Boulevard, Newport Beach, CA 92660. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the automatic option grant provisions of Article Three of the Plan. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          17. STOCKHOLDER APPROVAL. Notwithstanding any provision to the contrary in this Agreement, this option may not be exercised in whole or in part at any time prior to the approval of the Plan by the Corporation's stockholders at the 1994 Annual Meeting. In the event such stockholder approval is not obtained, this option shall thereupon terminate and cease to remain outstanding without ever becoming exercisable for any of the Option Shares.

                                       10.

                                    EXHIBIT I

                              NOTICE OF EXERCISE OF
                      NON-STATUTORY AUTOMATIC STOCK OPTION


          I hereby notify Koll Real Estate Group (the "Corporation") that I elect to purchase _________ shares of Class A Common Stock of the Corporation (the "Purchased Shares") at the option exercise price of $________ per share (the "Option Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1993 Stock Option/Stock Issuance Plan on ___________, 199_.

          Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Option Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Option Exercise Price for any Purchased Shares in which I am vested at the time of exercise.




___________________________   __________________________________
Date                                                    Optionee

                              Address:  _______________________

                                        _______________________


Print name in exact manner
it is to appear on the
stock certificate:            __________________________________


Address to which certificate
is to be sent, if different
from address above:           __________________________________

                              __________________________________

Social Security Number:       __________________________________

A VOTE FOR PROPOSALS 1, 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1.  Election of Directors with terms expiring at Annual Meeting in 1997.

FOR each nominee listed      WITHHOLD AUTHORITY to vote for each
                             nominee listed

Nominees: Ray Wirta and Harold A. Ellis, Jr.
(Instructions: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)


2.  Approval of Koll Real Estate Group, Inc.   Stock Option/Stock Issuance Plan.

FOR     AGAINST     ABSTAIN


3. Ratify the appointment of Deloitte & Touche as independent auditors for the fiscal year ending December 31, 1994.

FOR     AGAINST     ABSTAIN


A MAJORITY (OR IF ONLY ONE, THEN THAT ONE) OF THE ABOVE PERSONS OR THEIR SUBSTITUTES WHO SHALL BE PRESENT AND ACTING AT THE MEETING SHALL HAVE THE POWERS CONFERRED HEREBY.

DATED      , 1994




SIGNATURES OF STOCKHOLDER(S)--PLEASE SIGN NAME EXACTLY AS IMPARTED (DO NOT PRINT). PLEASE INDICATE ANY CHANGE OF ADDRESS.

NOTE: EXECUTORS, ADMINISTRATORS, TRUSTEES AND OTHERS SIGNING IN REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY.

KOLL REAL ESTATE GROUP, INC.
ANNUAL MEETING, MAY 20, 1994
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  Ray Wirta and Raymond J. Pacini, each with power of substitution, are hereby authorized to vote all shares of Class A Common Stock of Koll Real Estate Group, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Koll Real Estate Group, Inc. to be held on Friday, May 20, 1994, and at any adjournments, as specified on the reverse side.


  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.



(PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE
REVERSE SIDE HEREOF AND RETURN IT IN THE ENCLOSED ENVELOPE.)